UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

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PEREGRINE PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2017

Annual Meeting of Stockholders

Notice and Proxy Statement

January 18, 2018

10:00 a.m. (PST)

PEREGRINE PHARMACEUTICALS, INC.

December 7, 2017

Dear Fellow Stockholders,

We are pleased to invite you to attend the 2017 annual meeting of stockholders of Peregrine Pharmaceuticals, Inc. to be held at 14191 Myford Road, Tustin, California 92780 on January 18, 2018, at 10:00 A.M. (PST). The meeting will be held for the following purposes:

(1)	To elect seven directors to serve on our Board of Directors until our 2018 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

(2)	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2018;

(3)	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

(4)	To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the Company’s named executive officers; and

(5)	To conduct any other business properly brought before the 2017 Annual Meeting and any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on November 27, 2017 as the record date for the Annual Meeting. Only stockholders of record on November 27, 2017 are entitled to notice of and to vote at the Annual Meeting. Further information about voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

On or about December 8, 2017, we expect to mail our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at www.proxyvote.com.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.

Very truly yours,

/s/ Joseph Carleone

Joseph Carleone, Ph.D.,

Chairman of the Board of Directors

Notice of Annual Meeting of Stockholders

To the Stockholders of Peregrine Pharmaceuticals, Inc.:

You are invited to attend the 2017 Annual Meeting of Stockholders, which we refer to as the “2017 Annual Meeting”, of PEREGRINE PHARMACEUTICALS, INC., a Delaware corporation, which we refer to as “we,” “us,” “our,” the “Company” and “Peregrine,” at 14191 Myford Road, Tustin, California 92780 on January 18, 2018, at 10:00 A.M. (PST), for the following purposes:

(1)	To elect seven directors to serve on our Board of Directors until our 2018 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

(2)	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2018;

(3)	To adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

(4)	To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the Company’s named executive officers; and

(5)	To conduct any other business properly brought before the 2017 Annual Meeting and any adjournment or postponement thereof.

The record date for the 2017 Annual Meeting is November 27, 2017. Only stockholders of record at the close of business on that date may vote at the 2017 Annual Meeting and at any adjournment or postponement thereof. If your brokerage firm, bank, broker-dealer, trustee or other similar organization is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from the holder of record. You must follow these instructions in order for your shares to be voted. We recommend that you instruct your brokerage firm, bank, broker-dealer, trustee or other nominee, by following those instructions, to vote FOR all the nominees named in Proposal No. 1, FOR Proposal Nos. 2 and 3 and ONE YEAR for Proposal No. 4. A list of our stockholders as of the close of business on November 27, 2017 will be available for inspection during business hours for ten days prior to the 2017 Annual Meeting at our principal executive offices located at 2642 Michelle Drive, Tustin, California 92780.

The accompanying Proxy Statement provides detailed information about the matters to be considered at the 2017 Annual Meeting. It is important that your voice be heard and your shares be represented at the 2017 Annual Meeting whether or not you are personally able to attend. Even if you plan to attend the 2017 Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. If your shares are not registered in your own name and you would like to attend the 2017 Annual Meeting, please ask the brokerage firm, bank, broker-dealer, trustee or other nominee that holds the shares to provide you with evidence of your record date share ownership.

Our Board of Directors UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE SEVEN NOMINEES NAMED IN PROPOSAL NO. 1, FOR PROPOSAL NOS. 2 AND 3 AND FOR ONE YEAR ON PROPOSAL NO. 4.

You are cordially invited to attend the 2017 Annual Meeting in person. In accordance with our security procedures, all persons attending the 2017 Annual Meeting will be required to present a form of government-issued picture identification. If you hold your shares in “street name”, you must also provide proof of ownership (such as a recent brokerage statement). If you are a holder of record and attend the 2017 Annual Meeting, you may vote by ballot in person even if you have previously returned your proxy card. If you hold your shares in “street name” and wish to vote in person, you must provide a “legal proxy” in your name from your brokerage firm, bank, broker-dealer, trustee or other nominee.

Please note that, even if you plan to attend the 2017 Annual Meeting, we recommend that you vote via the Internet, telephone or mail prior to the 2017 Annual Meeting to ensure that your shares will be represented.

Regardless of the number of shares of common stock of the Company that you own, your vote is important. Thank you for your continued support, interest and investment in Peregrine.

Very truly yours,

By order of the Board of Directors,

/s/ Mark R. Ziebell
Mark R. Ziebell,
Vice President, General Counsel & Secretary

Tustin, California

December 7, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING TO BE HELD ON January 18, 2018: THE PROXY STATEMENT FOR THE 2017 ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2017 ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

On or about December 8, 2017, the Notice of Annual Meeting of Stockholders and the attached Proxy Statement will be made available to stockholders of record as of November 27, 2017.

PEREGRINE PHARMACEUTICALS, INC.

Proxy Statement For Annual Meeting Of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PEREGRINE PHARMACEUTICALS, INC., a Delaware corporation, to be used at the 2017 Annual Meeting of Stockholders of the Company, which we refer to as the “2017 Annual Meeting”, and which will be held at 14191 Myford Road, Tustin, California 92780 on January 18, 2018, at 10:00 A.M. (PST), and at any adjournment or postponement thereof. Only stockholders of record at the close of business on November 27, 2017, which we refer to as the “record date”, will be entitled to vote at the 2017 Annual Meeting. The Notice of Internet Availability of Proxy Materials, which we refer to as the “Notice”, containing instructions on how to access this Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended April 30, 2017 are first being mailed to stockholders of record as of November 27, 2017 on or about December 8, 2017.

Holders of our common stock at the close of business on November 27, 2017 will be entitled to vote at the 2017 Annual Meeting. Our 10.50% Series E Convertible Preferred Stock, $0.001 par value per share (“Series E Preferred Stock”), is non-voting, except to the extent required by law and in certain other limited circumstances, none of which are applicable to the proposals being presented to our stockholders for consideration at the 2017 Annual Meeting. Accordingly, the holders of shares of Series E Preferred Stock will not be entitled to vote on any of the proposals to be voted on at the 2017 Annual Meeting, except to the extent such holders are also the owners of our common stock and are entitled to vote such shares. As of the date of November 27, 2017, 45,210,608 shares of our common stock, $0.001 par value per share, were issued and outstanding and entitled to vote. Stockholders are entitled to one vote for each share of common stock held. A majority, or 22,605,305, of these shares, present in person or represented by proxy at the 2017 Annual Meeting, will constitute a quorum for the transaction of business.

The Notice of Annual Meeting of Stockholders, this Proxy Statement, the proxy card and the Annual Report on Form 10-K for the Company’s fiscal year ended April 30, 2017 are also available at www.proxyvote.com. Web links and addresses contained in this Proxy Statement are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

All references in this Proxy Statement to “Peregrine”, the “Company”, “we”, “us” and “our” refer to Peregrine Pharmaceuticals, Inc. References to the “Board of Directors” or “Board” refer to the Board of Directors of Peregrine.

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING

Why am I receiving these materials?

At the 2017 Annual Meeting, the Company asks you to vote on four proposals:

Proposal No. 1: to elect seven directors to serve on our Board of Directors until our 2018 annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal;

Proposal No. 2: to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2018;

Proposal No. 3: to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”; and

Proposal No. 4: to vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the Company’s named executive officers.

The Board may also ask you to participate in the transaction of any other business that is properly brought before the 2017 Annual Meeting in accordance with the provisions of our Certificate of Incorporation, as amended, and Amended and Restated Bylaws (the “Bylaws”).

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You are receiving this Proxy Statement as a stockholder of the Company as of November 27, 2017, the record date for purposes of determining the stockholders entitled to receive notice of and vote at the 2017 Annual Meeting. As further described below, we request that you promptly vote via the Internet, telephone or mail.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING FOR THE ELECTION OF EACH OF THE BOARD’S NOMINEES ON PROPOSAL NO. 1, FOR PROPOSAL NOS. 2 AND 3 AND FOR ONE YEAR ON PROPOSAL NO. 4.

When will the 2017 Annual Meeting be held?

The 2017 Annual Meeting is scheduled to be held at 10:00 A.M. (PST), on January 18, 2018 at 14191 Myford Road, Tustin, California 92780.

Who is soliciting my vote?

In this Proxy Statement, the Board is soliciting your vote.

Will there be any other items of business on the agenda?

If any other items of business or other matters are properly brought before the 2017 Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card concerning those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our Board of Directors does not intend to bring any other matters to be voted on at the 2017 Annual Meeting, and we are not currently aware of any matters that may be properly presented by others for consideration at the 2017 Annual Meeting.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote as follows:

●	FOR the election of all seven board nominees;

●	FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2018;

●	FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”; and

●	ONE Year (an annual vote) for the frequency of the advisory vote to approve the compensation of our named executive officers.

What are the Board’s recommendations on Proposal Nos. 1, 2, 3, and 4?

We describe all proposals and the Board’s reasons for supporting a vote FOR all the nominees named in Proposal No. 1, FOR Proposal Nos. 2 and 3 and for ONE YEAR (annual vote) on Proposal No. 4 in detail beginning at page 11 of this Proxy Statement.

Who can vote?

Holders of our common stock at the close of business on November 27, 2017, the record date, may vote at the 2017 Annual Meeting. At the close of business on that date, there were 45,210,608 shares of our common stock outstanding and entitled to vote.

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Is my vote confidential?

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name, then you are the stockholder of record for these shares. As the stockholder of record, you may vote either in person at the 2017 Annual Meeting or by proxy.

Beneficial Owners: Shares Registered in “Street Name”. If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your brokerage firm, bank, broker-dealer, trustee or other nominee how to vote your shares by following the voting instructions your brokerage firm, bank, broker-dealer, trustee or other nominee provides. If you do not provide your brokerage firm, bank, broker-dealer, trustee or other nominee with instructions on how to vote your shares, your brokerage firm, bank, broker-dealer, trustee or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see “Will my shares be voted if I do nothing?” for additional information.

Why did I receive a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our annual report, primarily via the Internet. Stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How do I vote if I am a record holder?

You can vote by attending the 2017 Annual Meeting and voting in person, or you can vote by proxy. If you are the record holder of your stock, you can vote in the following four ways:

●	By Internet or Telephone: To vote via the Internet or by telephone, follow the instructions provided in the Notice of Internet Availability of Proxy Materials. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on January 17, 2018. Alternatively, you may request a printed proxy card by telephone at 1-800-579-1639, over the Internet at www.proxyvote.com, or by email at sendmaterial@proxyvote.com.

●	By Mail: If you received proxy materials by mail, you can vote by submitting a proxy by mail by marking, dating, signing and returning the proxy card in the postage-paid envelope. Your proxy must be received no later than January 17, 2018.

●	In Person at the 2017 Annual Meeting: If you attend the 2017 Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the 2017 Annual Meeting. You are encouraged to vote by Internet or telephone or complete, sign and date the proxy card and mail it in the enclosed postage pre-paid envelope regardless of whether or not you plan to attend the 2017 Annual Meeting.

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How do I vote if my common shares are held in “street name”?

If you hold your shares beneficially in street name through a nominee (such as a brokerage firm, bank, broker-dealer or trustee), you may be able to complete your proxy and authorize your vote by proxy by telephone or the Internet as well as by mail. You should follow the instructions you receive from your nominee to vote these shares.

If you do not provide voting instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee holding shares of our common stock for you, your shares will not be voted with respect to Proposal Nos. 1 (election of directors), 3 (advisory vote to approve executive compensation) and 4 (frequency of the advisory vote to approve the compensation of our named executive officers), as brokerage firms, banks, broker-dealers or other nominees do not have discretion to vote on non-routine matters. We therefore encourage you to provide voting instructions on a proxy card or a provided voting instruction form to the brokerage firm, bank, broker-dealer, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

How many votes do I have?

Stockholders are entitled to one vote per proposal for each share of common stock held. The holders of shares of Series E Preferred Stock will not be entitled to vote at the 2017 Annual Meeting, except to the extent such holders are also the owners of our common stock and are entitled to vote such shares.

How will my shares of common stock be voted?

The shares of common stock represented by any proxy card which is properly executed and received by the Company prior to or at the 2017 Annual Meeting will be voted in accordance with the specifications you make thereon. Where a choice has been specified on the proxy card with respect to the proposals, the shares represented by the proxy will be voted in accordance with the specifications. If you return a validly executed proxy card without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted: FOR the election of each of the seven named director nominees set forth on the proxy card (Proposal No. 1); FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending April 30, 2018 (Proposal No. 2); FOR the approval, on an advisory basis, of a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation” (Proposal No. 3); and ONE YEAR (annual vote) on the frequency of the advisory vote to approve the compensation of our named executive officers (Proposal No. 4).

What vote is required with respect to the proposals?

Proposal No. 1, the election of seven directors to our Board, will require approval of a plurality of the shares present in person or represented by proxy at the 2017 Annual Meeting and entitled to vote, meaning that the director nominees receiving the highest numbers of “for” votes of the shares entitled to be voted for them, up to the number of directors to be elected by such shares, will be elected. As a result, the seven director nominees receiving the most “for” votes at the 2017 Annual Meeting will be elected. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board.

Proposal Nos. 2 and 3 will be decided by the affirmative vote of a majority of the stock represented and entitled to vote at the 2017 Annual Meeting. A stockholder may vote “FOR,” “AGAINST” or “ABSTAIN” on Proposal Nos. 2 and 3 and for “One Year” (annual vote) “Two Years” (biennial vote) or “Three Years” (triennial vote) on Proposal No. 4. Each of Proposal Nos. 2 and 3 will pass if the total votes cast “for” a given proposal exceed the total number of votes cast “against” such given proposal. For Proposal No. 4, the option (one year, two years or three years) receiving the greatest number of votes will be considered the frequency recommended by stockholders.

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What is the effect of abstentions and broker non-votes on voting?

Abstentions and broker “non-votes” are included in the determination of the number of shares present at the 2017 Annual Meeting for quorum purposes. Abstentions will count as a vote against the proposals, other than for the election of directors (Proposal No. 1) and the frequency of the advisory vote to approve the compensation of our named executive officers (Proposal No. 4). Abstentions will not have an effect on the election of directors or the frequency of the advisory vote to approve the compensation of our named executive officers because directors are elected and the frequency is selected by a plurality of the shares present in person or represented by proxy at the 2017 Annual Meeting and entitled to vote. Broker “non-votes” are not counted in the tabulations of the votes cast or present at the 2017 Annual Meeting and entitled to vote on any of the proposals and therefore will have no effect on the outcome of the proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. At the 2017 Annual Meeting, nominees will not have discretion to vote on Proposal Nos. 1 (election of directors), 3 (advisory vote to approve executive compensation) or 4 (frequency of the advisory vote to approve the compensation of our named executive officers), but will have discretion to vote on Proposal No. 2 (ratification of appointment of independent registered public accounting firm).

We encourage you to provide voting instructions on the proxy card or a provided voting instruction form to the brokerage firm, bank, broker-dealer, trustee or other nominee that holds your shares by carefully following the instructions provided in their notice to you.

Who is paying for this proxy solicitation?

We will bear the costs of soliciting proxies for the 2017 Annual Meeting. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, our directors, officers and employees may solicit votes, without additional compensation, personally, by telephone, or by other appropriate means.

If I have already voted by proxy against the proposals, can I still change my mind?

Yes. To change your vote by proxy, simply sign, date and return the proxy card or voting instruction form in the accompanying postage-paid envelope, or vote by proxy by telephone or via the Internet in accordance with the instructions in the proxy card or voting instruction form. We strongly urge you to vote by proxy FOR each of the seven nominees named in Proposal No. 1, FOR Proposal Nos. 2 and 3 and for ONE YEAR on Proposal No. 4. Only your latest dated proxy will count at the 2017 Annual Meeting.

Will my shares be voted if I do nothing?

If your shares of our common stock are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote over the Internet or by telephone or attend the 2017 Annual Meeting and vote in person.

If your shares of common stock are held in “street name,” that is, held for your account by a brokerage firm, bank, broker-dealer, trustee or other nominee, and you do not instruct your brokerage firm, bank, broker-dealer, trustee or other nominee how to vote your shares, then your brokerage firm, bank, broker-dealer, trustee or other nominee will determine if it has discretion to vote on each matter. Brokerage firms, banks, broker-dealers, trustees or other nominees do not have discretion to vote on non-routine matters. Proposal Nos. 1 (election of directors), 3 (advisory vote to approve executive compensation) and 4 (frequency of the advisory vote to approve the compensation of our named executive officers) are considered to be non-routine matters, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is considered a routine matter. As a result, if you do not provide voting instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee, then your brokerage firm, bank, broker-dealer, trustee or other nominee may not vote your shares with respect to Proposal Nos. 1, 3 or 4, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see “What is the effect of abstentions and broker non-votes on voting?” above.

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If your shares of our common stock are held in “street name,” your brokerage firm, bank, broker-dealer, trustee or nominee has enclosed a proxy card or voting instruction form with this Proxy Statement. We strongly encourage you to authorize your brokerage firm, bank, broker-dealer, trustee or other nominee to vote your shares by following the instructions provided on the proxy card or voting instruction form.

We strongly urge you to vote by proxy FOR each of the seven nominees in Proposal No. 1, FOR Proposal Nos. 2 and 3 and for ONE YEAR on Proposal No. 4 by signing, dating and returning the proxy card today in the envelope provided. You may also vote by proxy over the Internet using the Internet address on the proxy card or by telephone using the toll-free number on the proxy card. If your shares are held in “street name,” you should follow the instructions on your proxy card or voting instruction form provided by your brokerage firm, bank, broker-dealer, trustee or other nominee and provide specific instructions to your brokerage firm, bank, broker-dealer, trustee or other nominee to vote as described above.

What constitutes a quorum?

A quorum is the minimum number of shares required to be present at the 2017 Annual Meeting for the meeting to be properly held under our Bylaws and Delaware law. A majority of the issued and outstanding shares of common stock and entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the 2017 Annual Meeting. Votes withheld, abstentions and broker non-votes will be counted as present or represented for purposes of determining the presence or absence of a quorum for the 2017 Annual Meeting. In the absence of a quorum, the 2017 Annual Meeting may be adjourned by a majority of the shares entitled to be vote present in person or by proxy.

What is “Householding” of Annual Meeting materials?

Some “street name” holders may be “householding” our proxy statements and annual reports. This means that only a single copy of our Proxy Statement and Annual Report to stockholders may have been sent to two or more stockholders sharing the same address. We will promptly deliver a separate copy of either document to you if you call or write us at our principal executive offices, 2642 Michelle Drive, Tustin, California, 92780, Attn: Investor Relations, telephone: (800) 987-8256. If you would like to receive separate copies of the Proxy Statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, please notify your bank, broker, or other nominee if your shares are held in “street name”, or you may contact us at the above address and telephone number.

How can I find out the results of the voting at the 2017 Annual Meeting?

Preliminary voting results are expected to be announced at the 2017 Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed with the SEC within four business days after the 2017 Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the 2017 Annual Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Who will count the votes?

The votes will be counted, tabulated and certified by the inspector of elections for the 2017 Annual Meeting, who shall be duly appointed by the Board.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?

Stockholder proposals may be included in our proxy materials for an Annual Meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2018 Annual Meeting of Stockholders, which we expect to hold on or about October 11, 2018, the proposal must be received at our principal executive offices at 2642 Michelle Drive, Tustin, California 92780, addressed to the Corporate Secretary, no later than May 3, 2018, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act. However, if our 2018 Annual Meeting of Stockholders is not held between September 11, 2018 and November 10, 2018, then the deadline will be a reasonable time prior to the time we begin to print and send our proxy materials.

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Stockholder business that is not intended for inclusion in our proxy materials may be brought before the 2018 Annual Meeting so long as we receive notice of the proposal as specified by our Bylaws, addressed to the Corporate Secretary at our principal executive offices at 2642 Michelle Drive, Tustin, California 92780, by not earlier than the close of business on June 13, 2018 and not later than the close of business on July 13, 2018. However, if the 2018 Annual Meeting of Stockholders is not held between September 11, 2018 and November 10, 2018, the notice must be delivered no earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the 2018 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2018 Annual Meeting of Stockholders is made. All such notices must be submitted in accordance with the specific procedural requirements in our Bylaws and must include certain information with regard to the person submitting the proposal. Failure to comply with our Bylaw procedures and deadlines may preclude presentation of the proposal at our 2018 Annual Meeting of Stockholders.

Whom should I call if I have questions about the 2017 Annual Meeting?

If you have any questions or if you need additional copies of the proxy materials, please call 1-800-690-6903 or log on to www.proxyvote.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2017 ANNUAL MEETING TO BE HELD ON JANUARY 18, 2018: THE PROXY STATEMENT FOR THE 2017 ANNUAL MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 30, 2017 ARE AVAILABLE FREE OF CHARGE AT WWW.PROXYVOTE.COM.

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ANNUAL MEETING PROCEDURES

Annual Meeting Admission

Only Peregrine Pharmaceuticals, Inc. stockholders as of the close of business on November 27, 2017 or their duly authorized and constituted proxies may attend the 2017 Annual Meeting. Proof of ownership of our common stock must be presented in order to be admitted to the 2017 Annual Meeting. If your shares are held in the name of a brokerage firm, bank, broker-dealer, trustee or other nominee or holder of record and you plan to attend the 2017 Annual Meeting in person, you must bring a brokerage statement, the proxy card mailed to you by your brokerage firm, bank, broker-dealer, trustee or other nominee or other proof of ownership as of the close of business on November 27, 2017, the record date, to be admitted to the 2017 Annual Meeting. Otherwise, proper documentation of a duly authorized and constituted proxy must be presented. This proof can be: a brokerage statement or letter from a brokerage firm, bank, broker-dealer, trustee or other nominee indicating ownership on the record date, a proxy card, or a valid, legal proxy provided by your brokerage firm, bank, broker-dealer, trustee or other nominee.

After the chairman of the meeting opens the 2017 Annual Meeting, further entry will be prohibited. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the 2017 Annual Meeting, and the use of mobile phones during the 2017 Annual Meeting is also prohibited. All persons attending the 2017 Annual Meeting will be required to present a valid government-issued picture identification, such as a driver’s license or passport, to gain admittance to the 2017 Annual Meeting.

Appraisal Rights

Holders of shares of common stock and shares of Series E Preferred Stock do not have appraisal rights under Delaware law in connection with this proxy solicitation.

Stockholder List

A list of our stockholders as of the close of business on November 27, 2017 will be available for inspection during business hours for ten days prior to the 2017 Annual Meeting at our principal executive offices located at 2642 Michelle Drive, Tustin, California 92780.

Communications with the Board

Any stockholder or other interested party who desires to communicate with our Chairman of the Board of Directors or any of the other members of the Board of Directors may do so by writing to: Board of Directors, c/o Joseph Carleone, Ph.D., Chairman of the Board of Directors, Peregrine Pharmaceuticals, Inc., 2642 Michelle Drive, Tustin, California 92780, or by email at boardofdirectors@peregrineinc.com. Communications may be addressed to the Chairman of the Board, an individual director, a Board committee, the non-management directors, or the full Board. Communications will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes “spam,” offensive or inappropriate material, and/or communications offering to buy or sell products or services.

Other Matters

If you have any questions or if you need additional copies of the proxy materials, please call 1-800-690-6903 or log on to www.proxyvote.com.

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Proposal No. 1:

Election of Directors

Seven directors are to be elected to Peregrine’s Board of Directors at the 2017 Annual Meeting. Proxies can only be voted for the number of nominees named in this Proxy Statement. All of our current directors are standing for reelection.

All directors are elected annually and serve until our next annual meeting of stockholders, with each director to hold office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal. The election of directors requires the affirmative vote of a plurality of the shares of common stock present in person or represented by proxy at the 2017 Annual Meeting and entitled to vote. Thus, the seven nominees receiving the highest number of votes will be elected as directors at the 2017 Annual Meeting.

Our Board of Directors has proposed each of the following nominees for election as directors, each of whom are current members of our Board of Directors: Mark R. Bamforth, Joseph Carleone, Ph.D., Richard B. Hancock, Roger J. Lias, Ph.D., Joel McComb, Gregory P. Sargen and Patrick D. Walsh. The Board of Directors recommends that you vote FOR the election of each of our nominees to serve as directors of the Company until the next annual meeting, with each director to hold office until his successor is duly elected and qualified or until his earlier death, resignation or removal. If any nominee is unable or declines to serve as a director at the time of the 2017 Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. We do not expect that any nominee will be unable or will decline to serve as a director.

Our Corporate Governance Committee has reviewed the qualifications of the seven director nominees and has recommended the election of the seven nominees recommended by the Board of Directors.

Settlement Agreement

On November 27, 2017, we entered into a settlement agreement (the “Settlement Agreement”) with Ronin Trading, LLC, Ronin Capital, LLC, SWIM Partners LP, SW Investment Management LLC, John S. Stafford, III, Stephen White and Roger Farley (collectively, the “Ronin Group”) to settle a potential proxy contest pertaining to the election of directors at the 2017 Annual Meeting. The Ronin Group beneficially owned approximately 9.6% of the outstanding shares of our common stock as of November 27, 2017.

Pursuant to the Settlement Agreement, on November 27, 2017, our Board of Directors accepted the resignations of Steven W. King, Carlton M. Johnson, Jr., Eric S. Swartz and David H. Pohl from our Board of Directors, and the applicable committees thereof, and the Board of Directors of Avid Bioservices, Inc. and appointed each of Richard B. Hancock, Gregory P. Sargen, Joel McComb (collectively, the “Ronin Appointees”) and Joseph Carleone, Ph.D. to our Board of Directors to fill the resultant vacancies, each to serve until the Company’s next annual meeting of stockholders or until his earlier death, resignation, disqualification or removal.

Under the Settlement Agreement, so long as the Ronin Group has not breached the Settlement Agreement, we agreed to nominate the Ronin Appointees, together with Joseph Carleone, Ph.D. and incumbent directors Roger J. Lias, Ph.D., Mark R. Bamforth and Patrick D. Walsh, for election to the Board at the 2017 Annual Meeting. Additionally, so long as the Ronin Group has not breached the Settlement Agreement, we have agreed to nominate such number of Ronin Appointees to the Board at our 2018 annual meeting of stockholders (the “2018 Annual Meeting”) as is equal to the then-current number of authorized directors, minus one, divided by two.

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Pursuant to the Settlement Agreement, the Ronin Group has agreed not to take the following actions, among others, prior to the date that is thirty (30) calendar days after the date of the 2018 Annual Meeting (the “Standstill Period”): (1) propose certain extraordinary transactions, (2) solicit proxies, (3) join any “group” or voting arrangement, (4) call or seek to call a meeting of stockholders; (5) submit nominations for a contested election, (5) seek to control, change or influence the management, the Board or policies of the Company, (6) seek waivers or amendments to the Company’s governing documents, (7) initiate or institute certain litigation or other proceedings against the Company or any of its current or former directors or officers, or (8) encourage or support any other stockholder to take any of the foregoing actions.

If any of the Ronin Appointees is unable to serve as a director, resigns as a director or is removed as a director during the Standstill Period, Ronin may recommend another individual for appointment to the Board who meets certain criteria, including qualifying as “independent” under the rules of The NASDAQ Stock Market LLC, among others.

Under the Settlement Agreement, the Ronin Group has agreed to be present for quorum purposes at the 2017 Annual Meeting and all subsequent stockholder meetings during the Standstill Period and to vote all of the Common Stock beneficially owned by it in accordance with the Board’s recommendations with respect to nominees to the Board or any other matter at each such subsequent stockholder meeting, subject to certain exceptions.

During the Standstill Period, we and the Ronin Group have mutually agreed, subject to certain exceptions, not to make or cause to be made any statement or announcement that disparages, calls into disrepute, or otherwise defames or slanders the other party or any of its subsidiaries, affiliates, successors, assigns, officers, directors, board members, products or services.

In addition, we agreed to reimburse the Ronin Group for its actual, reasonable and documented out-of-pocket expenses up to $75,000 incurred in connection with the Settlement Agreement and all related matters.

Accordingly, each of Messrs. Hancock, McComb, Sargen and Dr. Carleone were appointed as directors pursuant to the Settlement Agreement.

For additional details regarding the terms of the Settlement Agreement, including a copy of the Settlement Agreement, please see the Current Report on Form 8-K that we filed with the SEC on November 28, 2017.

Nominees

Information with respect to the number of shares of common stock beneficially owned by each director as of November 27, 2017 appears under the heading “Security Ownership of Certain Beneficial Owners, Directors and Management.” The name, age, years of service on our Board of Directors, and principal occupation and business experience of each director nominee is set forth below.

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NOMINEE BIOGRAPHIES

Name and Age	Principal Occupation and Business Experience	Director Since
Mark R. Bamforth (age 54)

Mr. Bamforth was appointed to the Board of Directors in October 2017. Mr. Bamforth currently serves as the president and chief executive officer of Brammer Bio, LLC, in Cambridge, Massachusetts, a cell and gene therapy contract development and manufacturing organization with over 300 employees that he founded in 2015 and merged with Florida Biologix in 2016. Previously, Mr. Bamforth was president and chief executive officer of Gallus Biopharmaceuticals, LLC (“Gallus”), in St. Louis, Missouri, a company he founded in 2010. Gallus was a process development, clinical and commercial, mammalian cell based bulk biopharmaceuticals contract manufacturing organization which was tripled in size through organic growth and the acquisition of Laureate Biopharma, prior to its acquisition by DPx Holdings B.V., the parent company of Patheon, in 2014. Prior to this, Mr. Bamforth worked 22 years with Genzyme Corporation, in Cambridge Massachusetts, in roles of increasing responsibility, the last ten years of which were as senior vice president of corporate operations and pharmaceuticals. Mr. Bamforth earned a Bachelor of Science in chemical engineering from Strathclyde University and an MBA from Henley Management College. The Board of Directors concluded that Mr. Bamforth should serve as a director in light of his 30 years of biologics leadership experience and his extensive senior executive experience in overseeing the day-to-day business operations of, and successfully growing, both organically and through acquisitions, biologics contract manufacturing organizations.

2017
Joseph Carleone, Ph.D. (age 71)

Dr. Carleone was appointed to the Board of Directors pursuant to the Settlement Agreement on November 27, 2017, and as Chairman of the Board. Dr. Carleone is Chairman of the Board of AMPAC Fine Chemicals LLC, a leading manufacturer of pharmaceutical active ingredients. Prior to this position, Dr. Carleone was President, Chief Executive Officer and director of American Pacific Corporation, a leading custom manufacturer of fine and specialty chemicals and propulsion products. Dr. Carleone has also served or currently serves as an officer and/or a director of several directly or indirectly wholly-owned subsidiaries of American Pacific Holdings, LLC. Dr. Carleone received his bachelor’s degree in Mechanical Engineering from Drexel University, Philadelphia, Pennsylvania, in 1968; his master’s degree in Applied Mechanics from Drexel University in 1970; and his doctorate degree in Applied Mechanics from Drexel University in 1972. The Board of Directors concluded that Dr. Carleone should serve as a director in light of his operational, governance, management and scientific experience, including extensive executive management and leadership experience as Chief Executive Officer and as Chairman of a public corporation

2017
Richard B. Hancock (age 58)

Richard B. Hancock was appointed to the Board of Directors pursuant to the Settlement Agreement on November 27, 2017. Mr. Hancock has worked in the biologic contract development and manufacturing organization (“CDMO”) industry for over 30 years in various operational and executive roles, serving most recently as President and CEO of Althea Technologies, Inc., a large molecule CDMO producing a wide range of biologics, vaccines and parenteral products. In addition to Althea, Mr. Hancock has held senior management positions at The Immune Response Corporation, and Hybritech Inc. (now part of Eli Lilly & Company), and he is currently the Chairman of the Board and Executive Director of Argonaut Manufacturing Services, Inc., a CDMO focused on the biotechnology and life sciences industries. Mr. Hancock received a B.A. in Microbiology from Miami University. The Board of Directors concluded that Mr. Hancock should serve as a director in light of his extensive operational and executive management experience in the CDMO industry.

2017

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Name and Age	Principal Occupation and Business Experience	Director Since
Roger J. Lias, Ph.D. (age 57)

Dr. Lias has served as a member of the Board of Directors since September 2017, and as the President of Avid Bioservices, Inc., our wholly-owned contract development and manufacturing subsidiary, since September 2017. Prior to his appointment as President of Avid, from 2010 to December 2016, Dr. Lias served as executive director, head of global biologics business development for Allergan plc., where he was responsible for developing and executing strategies designed to support the company’s business development activities related to innovative biologics, biosimilars and complex injectable products. From 2007 to 2010, Dr. Lias was president and group commercial director for Eden Biodesign, Inc., an established biopharmaceutical contract manufacturer and consultancy and wholly-owned subsidiary of Eden Biopharma Group. During his tenure at Eden Biodesign, he successfully transitioned the company’s CDMO client base from early-stage biotechnology companies to established biotechnology and multinational pharmaceutical companies, while also playing a key role in the eventual sale of Eden Biopharma Group to Watson Pharmaceuticals (now Allergan). Earlier in his career, Dr. Lias has held senior management positions at several leading CDMOs, including Cytovance Biologics, where he launched its contract process development and biopharmaceutical cGMP production business; KBI BioPharma, where he was a member of the founding management team, Diosynth RTP (formerly Covance Biotechnology Services, now Fujifilm Diosynth), where he grew revenues from $16 million to $120 million over a 4-year period, and Lonza Biologics. The Board of Directors concluded that Dr. Lias should serve as a director in light of his 20 plus years of management experience in the biologics CDMO sector, including his extensive business development background and success in growing revenues and EBITDA.

2017
Joel McComb (age 52)

Joel McComb was appointed to the Board of Directors pursuant to the Settlement Agreement on November 27, 2017. Mr. McComb is the CEO, Chairman and Co-Founder of BioSpyder Technologies, Inc. Prior to BioSpyder, Mr. McComb served as Senior Vice President and General Manager of Illumina, Inc., President of GE Healthcare’s Life Sciences and Discovery Systems division, and President of GE Healthcare’s Interventional Medicine division. Prior to GE Healthcare, Mr. McComb was the President, CEO and a director of Innovadyne Technologies, Inc., and held various positions at Beckman Coulter, Inc., and Charles River Laboratories (at the time a division of Bausch & Lomb Inc.), where he was a National Business Manager for the company’s monoclonal antibody CDMO division. Mr. McComb earned a Bachelor of Science degree in Genetics from the University of California, Davis and an MBA from Golden Gate University. The Board of Directors concluded that Mr. McComb should serve as a director in light of his extensive operational and executive management experience in the life sciences and CDMO industries.

2017
Gregory P. Sargen (age 52)

Gregory P. Sargen was appointed to the Board of Directors pursuant to the Settlement Agreement on November 27, 2017. Mr. Sargen currently serves as Executive Vice President – Corporate Development and Strategy of Cambrex Corporation (NYSE:CBM) (“Cambrex”), a global manufacturer and provider of services to life sciences companies. Prior to his current role, Mr. Sargen served as Executive Vice President and Chief Financial Officer of Cambrex. Prior to Cambrex, Mr. Sargen served as Vice President of Finance – Chemicals Manufacturing Division of Fisher Scientific International Inc. (n/k/a Thermo Fisher Scientific Inc.) (NYSE:TMO), and held positions with Merck & Co., Inc. (NYSE:MRK), Heat and Control, Inc. and Deloitte & Touche LLP. Mr. Sargen is a Certified Public Accountant (non-practicing) and holds an MBA in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Pennsylvania State University. The Board of Directors concluded that Mr. Sargen should serve as a director in light of his extensive executive experience and his financial and accounting expertise with public companies in the CDMO industry.

2017

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Name and Age	Principal Occupation and Business Experience	Director Since
Patrick D. Walsh (age 57)	Mr. Walsh has served as a member of the Board of Directors since October 2017. He currently serves as chief executive officer of Avista Pharma Solutions, a high-growth CDMO with over 220,000 square feet of facility space that provides pharmaceutical clients with a full suite of service offerings including analytical, microbiology, API, formulation, drug substance and drug product manufacturing expertise and capabilities. Prior to joining Avista Pharma, he was chief executive officer of AAIPharma Services, a private-equity backed CDMO at which he led a successful growth strategy culminating in the company’s sale for more than 4.5 times return on invested capital. Mr. Walsh also held the positions of president and chief operating officer of Gensia-Sicor, during which time he led the company's commercial growth strategy, culminating in the eventual sale to Teva for $3.4 billion. Prior to Gensia, he spent 10 years in a global pharmaceutical company culminating in leading the U.S. and international business of a leading Japanese pharma company. Mr. Walsh has served on pharmaceutical boards as chairman, non-executive chairman and company director, as well as an executive advisor to private equity and venture capital firms. He currently serves on the board of Avista Pharma, which is backed by private-equity firm Ampersand Capital Partners. The Board of Directors concluded that Mr. Walsh should serve as a director in light of his extensive experience in leading successful, high-growth CDMOs and complex laboratory and pharmaceutical manufacturing operations including parenteral and active pharmaceutical ingredients (API) on a global scale.	2017

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION TO THE BOARD OF EACH OF THE SEVEN NOMINEES NAMED ABOVE IN THIS PROPOSAL NO. 1.

Corporate Governance

Our Board of Directors strongly believes in good corporate governance policies and practices. We expect to continue to seek and implement those corporate governance practices that we believe will promote a high level of performance from our Board of Directors, officers and employees. This section describes key corporate governance guidelines and practices that our Board of Directors has adopted. Copies of the following corporate governance documents are posted on our website at http://ir.peregrineinc.com/governance.cfm: (1) Code of Business Conduct and Ethics, (2) Amended and Restated Charter of the Compensation Committee of the Board of Directors, (3) Charter of the Audit Committee of the Board of Directors, and (4) Charter of the Corporate Governance Committee of the Board of Directors. If you would like a printed copy of any of these corporate governance documents, please send your request to Peregrine Pharmaceuticals, Inc., Attention: Corporate Secretary, 2642 Michelle Drive, Tustin, California 92780.

Board of Directors

Our business is managed under the direction of our Board of Directors pursuant to the General Corporation Law of the State of Delaware and our Bylaws. Our Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance. Among the primary responsibilities of our Board of Directors is the oversight of the management of our Company. Our directors remain informed of our business and management activities by reviewing documents provided to them before each meeting of the Board of Directors and by attending presentations made by our chief executive officer and other members of management. The Board of Directors held six (6) formal meetings during the fiscal year ended April 30, 2017. Each incumbent director attended at least seventy-five percent (75%) of the meetings of the Board and of the committees on which he served during the fiscal year ended April 30, 2017. In addition, members of the Board of Directors have access to our books, records and reports and independent auditors and advisors. Members of our management frequently interact with and are at all times available to our directors.

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Director Independence

Under NASDAQ Listing Rule 5605(a)(2), a director will not be considered an “independent director” if such director at any time during the past three years was an employee of the Company, or if a director (or a director’s family member) accepted compensation from the Company (other than compensation for board or committee service) in excess of $120,000 during any twelve consecutive month period within the three years preceding the determination of independence. In addition, a director will not qualify as an “independent director” if, in the opinion of our Board of Directors, that person has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board of Directors has determined that each of the current directors, as well as those standing for re-election, are independent directors as defined by the NASDAQ Listing Rules governing the independence of directors, except for Roger J. Lias, Ph.D., President of our wholly-owned subsidiary Avid Bioservices, Inc.

Our Audit, Compensation and Corporate Governance Committees are composed entirely of independent directors as required by applicable SEC and NASDAQ rules, including Rule 10A-3 under the Exchange Act. In addition, there are no family relationships among any of the directors or executive officers of the Company. Further, each member of our Audit, Compensation and Corporate Governance Committees is a “non-employee director” under Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Meetings of Independent Directors

The independent members of our Board of Directors have a practice of meeting in executive sessions without the presence of any members of Peregrine’s management. The independent members of the Board of Directors are scheduled to meet in executive session each time the Board of Directors holds its regularly scheduled meetings and otherwise as needed.

Committees of Our Board of Directors

The Board of Directors has three standing committees: the Compensation Committee, the Audit Committee, and the Corporate Governance Committee. Each of the three committees maintains a written charter approved by the Board of Directors. Current copies of all of our committees’ charters are available on our website at http://ir.peregrineinc.com/governance.cfm. The following is a summary of our three standing committees:

Compensation Committee. The primary purposes of the Compensation Committee of the Board of Directors are to: (i) establish the compensation policy of the Company; (ii) ensure that the compensation of the Board of Directors, Chief Executive Officer and other corporate officers of the Company enables it to attract and retain high-quality leadership and is consistent with such policy; (iii) review the performance and development of the Company’s Chief Executive Officer and other corporate officers in achieving Company goals and objectives and to ensure that senior executives of the Company are compensated effectively in a manner consistent with the strategy of the Company; and (iv) produce an annual report on executive compensation for inclusion in the Company’s proxy statements, in accordance with applicable rules and regulations. The Compensation Committee carries out its responsibilities in accordance with the terms of its charter. The Compensation Committee met five (5) times during the fiscal year ended April 30, 2017. The Compensation Committee has the authority to determine director and executive compensation and may not delegate this authority. The Compensation Committee’s members are currently Dr. Joseph Carleone (chairman of the committee), Mr. Richard B. Hancock and Mr. Gregory P. Sargen, each of whom is an independent director. During the fiscal year ended April 30, 2017, the members of the Compensation Committee were Mr. Eric S. Swartz (chairman), Mr. Carlton M. Johnson Jr. and Mr. David H. Pohl.

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Audit Committee. The primary purposes of the Audit Committee of the Board of Directors are to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the Company’s financial statements provided to stockholders, the public and others, (ii) the Company’s system of internal controls regarding finance, accounting, legal compliance and ethical behavior and (iii) the Company’s auditing, accounting and financial reporting process. The Audit Committee carries out its responsibilities in accordance with the terms of its charter. The Audit Committee met four (4) times during the fiscal year ended April 30, 2017. The Audit Committee of our Board of Directors has determined that Mr. McComb is an “audit committee financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act and meets the financial sophistication required under the NASDAQ listing standards. The Audit Committee meets the NASDAQ composition requirements, including the requirement that all Audit Committee members have the ability to read and understand financial statements. The current Audit Committee members are currently Messrs. Gregory P. Sargen (chairman of the committee), Joel McComb and Dr. Joseph Carleone, each of whom is an independent director. During the fiscal year ended April 30, 2017, the members of the Audit Committee were Mr. Carlton M. Johnson Jr. (chairman), Mr. David H. Pohl and Mr. Eric S. Swartz.

Corporate Governance Committee. The primary purposes of the Corporate Governance Committee (formerly known as the Nominating Committee) of the Board of Directors are to: (i) make recommendations to the Board of Directors regarding the size of the Board of Directors (ii) make recommendations to the Board of Directors regarding the criteria for the selection of director nominees, (iii) identify and recommend to the Board of Directors for selection as director nominees individuals qualified to become members of the Board of Directors, including stockholder recommendations, (iv) recommend committee assignments to the Board of Directors, (v) develop and recommend to the Board of Directors corporate governance guidelines, and (vi) oversee the evaluation of the Board of Directors. The qualities and skills sought in prospective members of the Board of Directors will be determined by the independent directors. Generally, director candidates must be qualified individuals who, if added to the Board of Directors, would provide the mix of director characteristics, experience, perspective and skills appropriate for the Company. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Corporate Governance Committee in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. The Corporate Governance Committee carries out its responsibilities in accordance with the terms of its charter. The Governance Committee does not have a written policy with respect to Board of Directors diversity; however, the committee’s goal is to assemble a Board of Directors that brings to the Company a diversity of knowledge, skills and expertise derived from high quality business and professional experience. We believe a Board of Directors with these attributes leads to improved Company performance by encouraging new ideas and perspectives and expanding the knowledge base available to management. The Corporate Governance Committee met two (2) times during the fiscal year ended April 30, 2017. The Corporate Governance Committee’s members are currently Messrs. Mark R. Bamforth (chairman of the committee), Joel McComb and Patrick D. Walsh, each of whom is an independent director. During the fiscal year ended April 30, 2017, the members of the Nominating Committee were Mr. David H. Pohl (chairman), Mr. Carlton M. Johnson Jr. and Mr. Eric S. Swartz.

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In accordance with our Bylaws, stockholders may nominate a candidate for election as director by complying with certain notice and other requirements set forth therein. For a stockholder to make any nomination for election to the Board of Directors at the 2018 Annual Meeting of Stockholders, the stockholder must provide notice to the Company, which notice must be delivered to, or mailed and received at, the Company’s principal executive offices not earlier than the close of business on June 13, 2018 and not later than the close of business on July 13, 2018. However, if the 2018 Annual Meeting of Stockholders is not held between September 11, 2018 and November 10, 2018, the notice must be delivered no earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the 2018 Annual Meeting of Stockholders or, if later, the 10th day following the day on which public disclosure of the date of the 2018 Annual Meeting of Stockholders is made. All such notices must be submitted in accordance with the specific procedural requirements in our Bylaws and must include certain information with regard to the person submitting the proposal. Further updates and supplements to such notice may be required at the times, and in the forms, required under our Bylaws. As set forth in our Bylaws, submissions must include (i) the name, age, business address and residence address of such nominee, (ii) the principal occupation or employment of such nominee, (iii) the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, (iv) the date or dates on which such shares were acquired and the investment intent of such acquisition, (v) with respect to each nominee for election or re-election to the Board of Directors, a completed and signed questionnaire, representation and agreement required by our Bylaws, and (vi) such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named as a nominee and to serving as a director if elected). Our Bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our Bylaws, which is available, without charge, from our Corporate Secretary, at Peregrine Pharmaceuticals, Inc., 2642 Michelle Drive, Tustin, California 92780.

If the Corporate Governance Committee or the Board of Directors determines that any nomination made by a stockholder was not made in accordance with the proper procedures under our Bylaws, the rules and regulations promulgated under the SEC or other applicable laws or regulations, such nomination will be void. The Corporate Governance Committee will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Pursuant to the Settlement Agreement, so long as the Ronin Group has not breached the Settlement Agreement, the Company agreed to nominate such number of Ronin Appointees to the Board at the 2018 Annual Meeting as is equal to the then-current number of authorized directors, minus one, divided by two.

Board of Directors Leadership Structure

Our Board of Directors does not have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board of Directors or, if the roles are separate, whether the Chairman should be selected from the non-employee directors or should be an employee. The Board of Directors believes that it should have the flexibility to make these determinations in the way that it believes best provides appropriate leadership for the Company at a given time.  Separation of the Company’s Chief Executive Officer and Chairman of the Board is appropriate for the Company at this time. Both positions are actively engaged on significant matters affecting the Company. The Chief Executive Officer has overall responsibility for all aspects of the Company's operations, while the Chairman has a greater focus on governance of the Company, including oversight of the Board of Directors. We believe this balance of shared leadership between the two positions is a strength for the Company.

Risk Oversight

The Board of Directors oversees an enterprise-wide approach to risk management that is designed to support the achievement of organizational objectives to improve long-term performance and enhance stockholder value. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. In setting the Company’s business strategy, the Board of Directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for the Company.

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While the Board of Directors has the ultimate oversight responsibility for the risk management process, various committees of the Board of Directors also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and receives financial risk assessment reports from management. Risks related to the compensation programs are reviewed by the Compensation Committee. The Board of Directors is advised by these committees of significant risks and management’s response via periodic updates.

Communicating with the Board of Directors

Under our Code of Business Conduct and Ethics, we have established an Open Door Policy and Hotline For Reporting Employee Complaints or Accounting or Auditing Matters for the confidential, anonymous submission by our directors, officers and employees of concerns regarding violations or suspected violations of our Code of Business Conduct and Ethics, including matters relating to accounting and auditing matters. In addition, the Audit Committee has established procedures for the receipt, retention and treatment of communications received by us, our Board of Directors and the Audit Committee regarding accounting, internal controls or auditing matters. Written communications from our stockholders and employees may be sent to: Peregrine Pharmaceuticals, Inc., Attention: Audit Committee Chair, 2642 Michelle Drive, Tustin, California 92780.

In addition, the Company’s annual meeting of stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Board of Directors on appropriate matters. Stockholders may also communicate in writing with any particular director, or the directors as a group, by sending such written communication to: Board of Directors, Attention: Corporate Secretary, Peregrine Pharmaceuticals, Inc., 2642 Michelle Drive, Tustin, California 92780. Copies of written communications received at such address will be provided to the Board of Directors or the relevant director unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be inappropriate for submission to the intended recipient(s). Examples of stockholder communications that would be considered inappropriate for submission to the Board of Directors include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company’s business or communications that relate to improper or irrelevant topics.

Director Attendance at Annual Meetings of Stockholders

We have no policy requiring directors to attend annual meetings of stockholders, but directors are encouraged to attend our annual meetings at which they stand for re-election. All four of our then current directors attended the 2016 Annual Meeting of Stockholders.

Director Compensation

Prior Director Compensation Policy

Pursuant to our then effective compensation program for non-employee directors as formally adopted by the Compensation Committee, during the fiscal year ended April 30, 2017, each member of our Board of Directors who was not an employee or officer of the Company received an annual cash retainer, paid in monthly installments, of $180,000 per year. In addition, each non-employee director received a separate annual cash retainer related to their board membership and oversight of our wholly-owned subsidiary, Avid Bioservices, Inc. (“Avid”), paid in monthly installments, of $60,000 per year. Moreover, for their services as chairperson of their respective committees, the chairman of the Audit Committee, the chairman of the Compensation Committee and the chairman of the Corporate Governance Committee (formerly known as the Nominating Committee) received an additional annual cash retainer, paid in monthly installments, of $90,000, $60,000, and $30,000 per year, respectively. Furthermore, each non-employee director received a cash fee of $2,000 per day for each Board of Directors meeting attended, whether in-person or telephonically, and was entitled to receive a cash fee of $2,000 for each additional Company meeting attended in excess of four hours in length. Any member of the Board of Directors who was also our employee was not entitled to receive any additional compensation for serving as a director.

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Pursuant to our then effective compensation program for non-employee directors as formally adopted by the Compensation Committee, during the fiscal year ended April 30, 2017, each non-employee director participated in our routine annual broad-based stock option grant program. The grant to each non-employee director: (i) consisted of a non-qualified stock option to purchase a number of shares of common stock as determined by the Compensation Committee; (ii) had an exercise price equal to the fair market value of our common stock on the date of grant; and (iii) typically vested in quarterly increments over a two-year period.

In addition, the Company reimburses its non-employee directors for their out-of-pocket expenses incurred in connection with attending Board of Directors and committee meetings.

Director Compensation Table

The following table outlines the compensation paid to our non-employee directors, including annual base retainer fees, meeting attendance fees, and option awards for the fiscal year ended April 30, 2017:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Total ($)
Carlton M. Johnson, Jr.(2)	360,000 (3)	83,800 (6)	443,800
David H. Pohl(2)	300,000 (4)	83,800	383,800
Eric S. Swartz(2)	330,000 (5)	83,800 (6)	413,800

________________________

(1)	As to each individual, represents the grant date fair value of the option award granted in the fiscal year ended April 30, 2017 as computed in accordance with the authoritative guidance for share-based compensation. The assumptions used in determining the grant date fair values of the option awards are set forth in Note 6 “Equity Compensation Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2017, as filed with the SEC on July 14, 2017. In addition, these amounts do not correspond to the actual value that may be recognized by the non-employee director. As of April 30, 2017, each non-employee director held unexercised option awards covering 274,213 shares of common stock. Each individual in this table resigned from the Board effective November 27, 2017.
(2)	Messrs. Johnson, Pohl, and Swartz resigned from the Board of Directors in November 2017.
(3)	Includes annual base retainers of $240,000 (including Avid annual base retainer), the annual Audit Committee chair fee of $90,000 and meeting fees of $30,000.
(4)	Includes annual base retainers of $240,000 (including Avid annual base retainer), the annual Nominating Committee chair fee of $30,000 and meeting fees of $30,000.
(5)	Includes annual base retainers of $240,000 (including Avid annual base retainer), the annual Compensation Committee chair fee of $60,000 and meeting fees of $30,000.
(6)	Pursuant to the settlement terms of a derivative lawsuit approved by Vice Chancellor Laster by Order dated July 27, 2017, the Board of Directors have agreed to cap their individual annual compensation at the greater of (i) $400,000, or (ii) the 75th percentile of compensation paid by the Company’s peer group to its non-employee directors for a period of two years from the settlement date. On August 25, 2017, Messrs. Johnson and Swartz voluntarily forfeited 14,934 and 4,706 options, respectively, thereby reducing their fiscal year 2017 director compensation by $43,802 and $13,803, respectively, which reduced their total compensation to below the agreed upon cap.

Revised Director Compensation Policy

On June 23, 2017, the then current Compensation Committee retained the services of an independent compensation consultant, The VisionLink Advisory Group, to review the non-employee director compensation program in comparison with market data for other pharmaceutical organizations. Prior to initiating the analysis, a board compensation philosophy was established to guide the determination of compensation targets as well as the appropriate mix of cash vs. equity pay elements.

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The adopted compensation philosophy acknowledges the unique nature of the business and its industry, the level of experience and oversight needed to steer the Company, and the desire to attract a unique set of board of directors to help ensure the achievement of long-term Peregrine strategic objectives. To achieve these aims, the board pay philosophy targeted cash elements (annual retainer, committee, or meeting fees) at the top quartile of the market/75th percentile with equity elements (restricted stock, SARs or stock options) targeted at the median of the market/50th percentile.

After reviewing over 44 similar organizations in the pharmaceutical industry, a peer group of 20 organizations was selected with priority going to organizations with geographic proximity (California – 9 organizations) and with a similar market cap ($56m - $1.8B). The final peer organizations were as follows: Spectrum Pharmaceuticals, CTI BioPharma, Dynavax Technologies, Endocyte, Infinity Pharmaceuticals, Merrimack, Rigel Pharmaceuticals, Arena Pharmaceuticals, Cytokinetics Incorporated, Geron Corporation, Halozyme Therapuetics, Sunesis Pharmceuticals, Theravance, Inc, Achillion Pharmaceuticals, Inc., Array BioPharma Inc., Insmed Incorporated, Novavax, Inc., Sangamo Therapeutics, PTC Therapeutics, Inc. and Sorrento Therapeutics. Peer data was reviewed for both cash and equity elements for all peer organizations. Percentiles were established within the peer group data to be used as a comparison basis for establishing compensation for our non-employee directors moving forward.

Based on analysis by The VisionLink Advisory Group, effective in connection with the October 2017 appointments to our Board of non-employee directors Mark R. Bamforth and Patrick D. Walsh, the then current Compensation Committee formally adopted a new non-employee director compensation program comprised of (i) an annual cash retainer, payable in 12 installments, of $55,000, and (ii) an annual cash retainer, payable in 12 installments, of $15,000 per committee membership. Furthermore, each non-employee director will receive a cash fee of $2,000 per day for each Board of Directors meeting attended, whether in-person or telephonically, and a cash fee of $2,000 for each additional Company meeting attended in excess of four hours in length.

Pursuant to the newly adopted non-employee director compensation program, upon a non-employee director’s first appointment or election to our Board of Directors, such non-employee director will receive a non-qualified stock option grant to purchase 75,000 shares of our common stock, at an exercise price equal to the fair market value of our common stock on the date of grant, and vesting in equal monthly installments over a three-year period. Our current Compensation Committee has not yet established a policy with respect to our routine annual broad-based stock option grant program for fiscal year 2018.

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Proposal No. 2:
Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee, in consultation with management, has approved the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year ending April 30, 2018. Ernst & Young LLP has served in this capacity for each of the seventeen years ended April 30, 2017. During the seventeen fiscal years ended April 30, 2017, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

Representatives of Ernst & Young LLP are expected to be present at the 2017 Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm is not required by the Bylaws or otherwise. However, the Board of Directors is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT Stockholders VOTE FOR PROPOSAL No. 2 TO RATIFY THE APPOINTMENT OF Ernst & Young LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR the FISCAL YEAR ENDING APRIL 30, 2018.

Independent Registered Public Accounting Firm Fees

The following summarizes aggregate fees billed to the Company for the fiscal years ended April 30, 2017 and 2016 by Ernst & Young LLP, our independent registered public accounting firm:

	2017	2016
Audit fees (1)	$590,000	$496,000
Audit-related fees (2)	–	–
Tax fees (3)	–	–
All other fees (4)	2,000	2,000

Total fees	$592,000	$498,000

(1)	Audit fees pertain to the audit of our annual consolidated financial statements for the fiscal years ended April 30, 2017 and 2016, including attestation services relating to the report on our internal controls in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, and timely reviews of our quarterly consolidated financial statements, consents, comfort letters, and review of documents filed with the SEC, including registration statements on Form S-8.
(2)	This category consists of fees for assurance and related services reasonably related to the performance of the audit or review of financial statements and that are not reported under the Audit Fees category. We did not incur any fees in this category for the fiscal years ended April 30, 2017 and 2016.
(3)	This category consists of fees for professional services rendered for tax compliance and tax advice. We did not incur any fees in this category for the fiscal years ended April 30, 2017 and 2016.
(4)	All other fees are attributable to the Company’s subscription to an Ernst & Young LLP online service used for accounting research purposes for the fiscal years ended April 30, 2017 and 2016.

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Pre-Approval Policy for Services Provided by our Independent Registered Public Accounting Firm

The Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm consistent with applicable SEC rules. From and after the effective date of the SEC rule requiring Audit Committee pre-approval of all audit and permissible non-audit services provided by an independent registered public accounting firm, the Audit Committee has pre-approved all audit and permissible non-audit services provided by Ernst & Young LLP.

Ernst & Young LLP did not perform any professional services with respect to information systems design and implementation for the years ended April 30, 2017 and 2016. The Audit Committee has considered whether the services provided by Ernst & Young LLP are compatible with maintaining that firm’s independence and has determined that the provision of such services is compatible with maintaining the independent registered public accounting firm’s independence.

Report of the Audit Committee of the Board of Directors

The Audit Committee reviews the Company’s financial matters and oversees the financial reporting process on behalf of our Board of Directors. The Audit Committee operates pursuant to a written Audit Committee Charter. In accordance with the Audit Committee Charter, we must meet the independence requirements and other criteria set by the NASDAQ Listing Rules and SEC rules as currently in effect. As part of our oversight of our Company’s financial statements, our Chairman of the Audit Committee reviews and discusses with both management and Ernst & Young LLP all annual and quarterly financial statements prior to their issuance. Our responsibilities include selecting, in consultation with management, an accounting firm to be hired as the Company’s independent registered public accounting firm. We are also responsible for recommending to the Board of Directors that the Company’s financial statements be included in its Annual Report on Form 10-K for the fiscal year ended April 30, 2017 (the “Annual Report”). We have taken the following steps in making our recommendation that the Company’s financial statements be included in the Annual Report:

1.	Reviewed and discussed with both management and Ernst & Young LLP, the Company’s independent registered public accounting firm, for the fiscal year ended April 30, 2017, all annual and quarterly financial statements prior to their issuance.
2.	Discussed with Ernst & Young LLP those matters required to be discussed by Statement on Auditing Standards No. 16, Communications with Audit Committees, as amended, and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.
3.	Discussed with Ernst & Young LLP its independence and received from Ernst & Young LLP the written disclosures required by the PCAOB Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence. This discussion and disclosure helped the Audit Committee in evaluating such independence.
4.	Reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s audited consolidated balance sheet at April 30, 2017, and consolidated statements of operations and comprehensive loss, cash flows and stockholders’ equity for the fiscal year ended April 30, 2017.

Based on the reviews and discussions explained above, the Audit Committee recommended to the Board of Directors that the Company’s financial statements be included in the Annual Report.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

The Audit Committee of the Board of Directors

Carlton M. Johnson Jr. (Former Chairman and Former Member of the Board)

David H. Pohl (Former Member of the Board)

Eric S. Swartz (Former Member of the Board)

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Proposal No. 3:
Advisory Vote On Executive Compensation (“Say-On-Pay”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two or three years (a so-called “say-on-frequency” vote). At the 2011 Annual Meeting, a majority of stockholders present and entitled to vote on the proposal selected one year as the desired frequency of future stockholder “say-on-pay” votes with respect to the “say-on-frequency” proposal. As such, the Board of Directors adopted a resolution to hold “say-on-pay” votes annually. Since 2011, a majority of stockholders present and entitled to vote on the proposal have approved the “say-on-pay” proposal.

As described in detail under the heading “Compensation Discussion and Analysis,” our executive compensation programs are designed to attract, motivate and retain our named executive officers (our “NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the “Compensation Discussion and Analysis” and the tables and narrative that follow for additional details about our executive compensation programs, including information about the fiscal year ended April 30, 2017 compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs, including with the assistance of its independent compensation consultant, to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing target goals and objectives based on our strategic and operating plans. We closely monitor the compensation programs and pay levels of executives from other peer pharmaceutical and biopharmaceutical companies of similar size, stage of development and complexity, so that we may ensure that our compensation programs are within the norm of market practices. This enables us to retain our executive officers in a competitive market for executive talent.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval of our compensation of our NEOs for the fiscal year ended April 30, 2017 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the “Compensation Discussion and Analysis”, the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our 2017 Annual Meeting:

“RESOLVED, that the stockholders of Peregrine Pharmaceuticals, Inc. (the “Company”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the fiscal year 2017 Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of this Proxy Statement.”

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The vote solicited for Proposal No. 3 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR PROPOSAL NO. 3 TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Security Ownership Of Certain Beneficial Owners, Directors And Management

Share Ownership

The following table sets forth certain information regarding the beneficial ownership of our common stock as of November 27, 2017, by: (i) each stockholder known to us to beneficially own more than 5% of our common stock; (ii) each stockholder known to us to beneficially own more than 5% of our Series E Preferred Stock; (iii) each current director and director nominee; (iv) our Named Executive Officers for the fiscal year ended April 30, 2017; and (v) all current directors and executive officers of the Company as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to shares of common stock. Under these rules, (i) shares of common stock subject to any option, warrant or right that are exercisable or convertible within 60 days of November 27, 2017, and shares of common stock that could be acquired through the conversion of our outstanding Series E Preferred Stock, and (ii) shares of our Series E Preferred Stock are each deemed beneficially owned and outstanding for computing the percentage ownership of the individual or entity holding such securities, but are not considered outstanding for computing the percentage ownership of any other person. Unless otherwise indicated, each person named below holds sole investment and voting power, other than the powers that may be shared with the person’s spouse under applicable law.

All share and per share amounts of our common stock for all periods presented have been retroactively adjusted to reflect the one-for-seven reverse stock split of our issued and outstanding common stock, which took effect on July 10, 2017.

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	Beneficial Ownership of Common Stock			Beneficial Ownership of Series E Preferred Stock
Name and Address of Beneficial Owner	Number of Shares		Percent (a)	Number of Shares	Percent (a)
5% or Greater Stockholders:
Eastern Capital Limited (b) 10 Market Street, #773 Grand Cayman, KY1-9006 Cayman Islands	4,300,993		9.40%	440,000	26.70%
Tappan Street Partners, LLC (c) 33 Irving Place, Third Floor New York, NY 10003	3,829,504		8.47%
Tappan Street Partners Fund L.P. 33 Irving Place, Third Floor New York, NY 10003
Tappan Street Partners Ideas Fund L.P. 33 Irving Place, Third Floor New York, NY 10003
Prasad Phatak 33 Irving Place, Third Floor New York, NY 10003
Ronin Trading, LLC (d) 350 N. Orleans Street, Suite 2N Chicago, IL 60654	3,310,652		7.30%	115,299	7.00%
John S. Stafford, III 350 N. Orleans Street, Suite 2N Chicago, IL 60654
Stephen White (e) 737 N Michigan Avenue, Suite 2250 Chicago, IL 60611	714,047		1.58%	11,800	*
SW Investment Management LLC 737 N Michigan Avenue, Suite 2250 Chicago, IL 60611
SWIM Partners LP 737 N Michigan Avenue, Suite 2250 Chicago, IL 60611
Roger Farley (f) 350 N. Orleans Street, Suite 2N Chicago, IL 60654	301,190		*	1,000	*
Named Executive Officers and Current Directors (g):
Steven W. King	434,808	(h)	*
Paul J. Lytle	234,148	(h)	*
Joseph S. Shan	152,977	(h)	*
Shelley P.M. Fussey, Ph.D.	139,868	(h)	*
Mark R. Ziebell	135,003	(h)(i)	*	900	*
Mark R. Bamforth	56,249	(h)	*
Joseph Carleone, Ph.D.	2,083	(h)	*
Richard B. Hancock	2,083	(h)	*
Roger J. Lias, Ph.D.	–		*
Joel McComb	2,083	(h)	*
Gregory P. Sargen	2,083	(h)	*
Patrick D. Walsh	6,249	(h)	*
All current directors and executive officers as a group (12 persons)	1,167,634		2.53%	900	*

________________

*	Represents less than 1% of the outstanding shares of our common stock.
(a)	Applicable percentage ownership of common stock computed on the basis of 45,210,608 shares of common stock outstanding at November 27, 2017, plus (i) shares of our common stock that could be acquired through the exercise of stock options that will become exercisable within 60 days of November 27, 2017 and (ii) shares of our common stock that could be acquired upon conversion of shares of our Series E Preferred Stock. As of November 27, 2017, 1,647,760 shares of our Series E Preferred Stock were outstanding.

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(b)	The information set forth herein is based solely on a Schedule 13G/A filed jointly with the SEC on November 2, 2015 by Eastern Capital Limited, Portfolio Services Ltd. and Kenneth B. Dart. According to the Schedule 13G/A, each reporting person has shared voting and dispositive power over all of these shares (including 523,810 shares of common stock that may be acquired upon the conversion of 440,000 shares of Series E Preferred Stock).
(c)	The information set forth herein is based solely on a Schedule 13G/A filed jointly with the SEC on November 13, 2017 by Tappan Street Partners LLC, Tappan Street Partners Fund L.P., Tappan Street Partners Ideas Fund L.P. and Prasad Phatak. According to the Schedule 13G/A, (i) Tappan Street Partners Fund (the “Fund”) beneficially owns 1,540,000 shares of common stock and has shared voting and dispositive power over these shares; (ii) Tappan Street Partners Ideas Fund L.P. (the “Ideas Fund”) beneficially owns 2,289,504 shares of common stock and has shared voting and dispositive power over these shares; (iii) Tappan Street Partners LLC, as the investment manager of the Fund and the Ideas Fund (collectively referred to as the “Funds”), may be deemed to beneficially own the 3,829,504 shares of common stock beneficially owned in the aggregate by the Funds and has shared voting and dispositive power over these shares; (iv) Mr. Phatak, as the managing member of Tappan Street Partners LLC, possesses the power to vote and dispose or direct the disposition of the 3,829,504 shares beneficially owned by Tappan Street Partners LLC as investment manager to the Funds, however, Mr. Phatak disclaims beneficial ownership of any of the shares held by the Funds; and (v) Mr. Phatak beneficially owns 86,107 shares of common stock and has sole voting and dispositive power over these shares.

(d)	The information set forth herein is based solely on a Schedule 13D/A filed jointly with the SEC on November 28, 2017 by John S. Stafford, III; Ronin Trading, LLC; Ronin Capital, LLC; Roger Farley; Stephen White; SW Investment Management LLC; and SWIM Partners LP. According to the Schedule 13D/A, (i) Ronin Trading, LLC directly beneficially owns 3,310,652 shares of common stock (including 137,260 shares of common stock that may be acquired upon the conversion of 115,299 shares of Series E Preferred Stock) and has sole voting and dispositive power over these shares; and (ii) Mr. Stafford, as the Manager of Ronin Trading, LLC, may be deemed to beneficially own the 3,310,652 shares of common stock beneficially owned by Ronin Trading, LLC, and has sole voting and dispositive power over these shares.
(e)	The information set forth herein is based solely on a Schedule 13D/A filed jointly with the SEC on November 28, 2017 by John S. Stafford, III; Ronin Trading, LLC; Ronin Capital, LLC; Roger Farley; Stephen White; SW Investment Management LLC; and SWIM Partners LP. According to the Schedule 13D/A, (i) SWIM Partners LP directly beneficially owns 510,333 shares of common stock (including 10,333 shares of common stock that may be acquired upon the conversion of 8,680 shares of Series E Preferred Stock) and has sole voting and dispositive power over these shares; (ii) SW Investment Management LLC, the general partner and investment advisor of SWIM Partners LP, directly beneficially owns 203,714 shares of common stock (including 3,714 shares of common stock that may be acquired upon the conversion of 3,120 shares of Series E Preferred Stock), which are held in an account separately managed by SW Investment Management LLC (the “SW Account”); (iii) SW Investment Management LLC, as the general partner and investment adviser of SWIM Partners LP and the investment adviser of the SW Account, may be deemed to beneficially own the 714,047 shares of common stock beneficially owned in the aggregate by SWIM Partners LP and held in the SW Account and has sole voting and dispositive power over these shares; and (iv) Mr. White, as the manager of SW Investment Management LLC, is the indirect beneficial owner of all 714,0475 shares of common stock (including 14,047 shares of common stock issuable upon conversion of 11,800 shares of Series E Preferred Stock) beneficially owned in the aggregate by SW Investment Management LLC and SWIM Partners LP by virtue of his having sole voting and dispositive power over such shares.
(f)	The information set forth herein is based solely on a Schedule 13D/A filed jointly with the SEC on November 28, 2017 by John S. Stafford, III; Ronin Trading, LLC; Ronin Capital, LLC; Roger Farley; Stephen White; SW Investment Management LLC; and SWIM Partners LP. According to the Schedule 13D/A, (i) Roger Farley directly beneficially owns 301,190 shares of common stock (including 1,190 shares of common stock that may be acquired upon the conversion of 1,000 shares of Series E Preferred Stock) and has sole voting and dispositive power over these shares.
(g)	The address of all of our executive officers and directors is c/o Peregrine Pharmaceuticals, Inc., 2642 Michelle Drive, Tustin, California, 92780.
(h)	Includes shares that such individuals have the right to acquire as of November 27, 2017, or within 60 days thereafter, pursuant to outstanding stock options as follows: Mr. King—400,162 shares; Mr. Lytle—207,856 shares; Mr. Shan—136,790 shares; Dr. Fussey—117,932 shares; Mr. Ziebell—133,931 shares; Mr. Bamforth—6,249 shares; Dr. Carleone—2,083 shares; Mr. Hancock—2,083 shares; Mr. McComb—2,083 shares; Mr. Sargen—2,083 shares; and Mr. Walsh—6,249 shares. Such shares are deemed to be outstanding in calculating the percentage ownership of such individual (and the group), but are not deemed to be outstanding as to any other person.
(i)	Includes 1,072 shares of common stock that could be acquired upon conversion of the 900 shares of our Series E Preferred Stock held by Mr. Ziebell.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities (“Reporting Persons”), to file reports of ownership and changes in ownership with the SEC and with NASDAQ. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely on our review of the copies of such reports we received, and written representations from certain Reporting Persons that no other reports were required for those persons, to the best of our knowledge, we believe that during the year ended April 30, 2017, each of the Reporting Persons met all applicable Section 16(a) filing requirements and filed all required filings on a timely basis.

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COMPENSATION DISCUSSION AND ANALYSIS

Introduction

The Compensation Committee is responsible for establishing, implementing and overseeing our overall compensation strategy and policies, including our executive compensation program, in a manner that supports our business objectives. The Compensation Committee’s complete roles and responsibilities are set forth in a written charter of the Compensation Committee adopted by our Board of Directors, which can be found at our website, http://ir.peregrineinc.com/governance.cfm.

This Compensation Discussion and Analysis explains our compensation philosophy, policies and practices for the fiscal year ended April 30, 2017 for the following executive officers, who are referred to in this Compensation Discussion and Analysis and the subsequent tables as our “Named Executive Officers” or “NEOs”:

•	Steven W. King, President and Chief Executive Officer;
•	Paul J. Lytle, Chief Financial Officer;
•	Shelley P.M. Fussey, Ph.D., Vice President, Intellectual Property;
•	Joseph S. Shan, Vice President, Clinical & Regulatory Affairs; and
•	Mark R. Ziebell, Vice President, General Counsel and Corporate Secretary.

Overview

Executive compensation programs affect all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. Because we believe the performance of every employee is important to our success, we are mindful of the effect executive compensation and incentive programs have on all of our employees.

The employment market for personnel and executives with experience in the biotechnology and pharmaceutical industry in Southern California is very competitive because there are several pharmaceutical, biotechnology and medical device companies in that region. The majority of our competitors in this geographic area have more resources than we do, which makes it more difficult for us to hire and retain key personnel. As a result, the Compensation Committee must establish compensation packages that will enable the Company to be competitive with the local market.

Given the competitive environment in which we operate, our executive compensation programs are designed to deliver compensation that is competitive with our peer group and that allows us to attract and retain superior talent who can perform effectively and succeed in a demanding business environment. Our compensation programs are also designed to reward performance against pre-established corporate and individual goals and align the interests of our executives with our stockholders. We believe that the compensation of our executive officers should focus executive behavior on the achievement of near-term corporate targets as well as long-term business objectives and strategies. We believe that pay-for-performance compensation programs, which reward our executives when they achieve individual and/or corporate goals, create stockholder value and thus have emphasized company and individual performance in setting compensation. We use a combination of base salary, annual cash incentive compensation programs, a long-term equity incentive compensation program and a broad-based benefits program to create a competitive compensation package for our executive management team.

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Our President and Chief Executive Officer, who attends most meetings of the Compensation Committee, assists the Compensation Committee in determining the compensation of all other executive officers by, among other things:

•	recommending to the Compensation Committee appropriate base salaries of the other executive officers;
•	establishing corporate objective and evaluating individual contributions and performance against those objectives; and
•	making recommendations, from time to time, for annual or special stock grants or stock option grants (e.g., for motivational or retention purposes).

The other executive officers do not have a role in determining their own compensation, other than discussing their annual individual performance objectives with the President and Chief Executive Officer.

Independent Compensation Consultants

The Compensation Committee has the authority to directly retain the services of independent consultants and other experts to assist in fulfilling its responsibilities. For the fiscal year ended April 30, 2017, the Compensation Committee engaged Barney & Barney LLC, or Barney & Barney, to review our executive compensation programs and to assess our executive officers’ base salaries, short-term incentive opportunities, target and actual total cash, long-term incentive value and total direct compensation from a competitive standpoint. As described herein, Barney & Barney assisted the Compensation Committee in defining the appropriate market of our peer companies for executive compensation and practices and in benchmarking our executive compensation program against the peer group. The Compensation Committee has adopted a compensation philosophy of targeting our executive compensation to the 50th percentile of executive compensation of our peer group. Executive compensation may be above or below the 50th percentile based on an executive’s experience, scope of position, individual performance and Company constraints.

The Compensation Committee uses the information it obtains from Barney & Barney primarily for evaluating our executive compensation practices, including measuring the competitiveness of our practices. The Compensation Committee also uses the information obtained from Barney & Barney to review our cash bonus policy, equity awards, and base salary benchmarks across all levels of the Company. The Compensation Committee has assessed the independence of Barney & Barney pursuant to SEC rules and the NASDAQ corporate governance rules and concluded that no conflict of interest exists that would prevent Barney & Barney from independently advising the Compensation Committee. In compliance with the SEC and the NASDAQ corporate governance rules, Barney & Barney provided the Compensation Committee with a letter addressing each of the six independence factors described in those rules. Their responses affirm the independence of Barney & Barney and its employees who service the Compensation Committee on executive compensation matters.

Components of Our Executive Compensation Program

The primary elements of our executive compensation program are:

•	base salary;
•	annual cash bonus plan;
•	equity awards;
•	employment agreements and severance and change-in-control benefits; and
•	perquisites and other benefits.

The Compensation Committee has structured our executive compensation program to ensure that executive officers are compensated in a manner consistent with stockholder interests, competitive pay practices and applicable regulatory requirements.

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The Compensation Committee does not have any formal or informal policy or target for allocating compensation between long-term and short-term compensation or between cash and non-cash compensation. Instead, the Compensation Committee, after reviewing information provided by an independent compensation consulting firm, determines subjectively what it believes to be the appropriate level and mix of the various compensation components that it believes appropriate to achieve the compensation and corporate objectives described in this discussion.

Base Salary

Base salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our executives, and to provide a fixed amount of compensation for performing daily responsibilities, and also provide stability and security. When reviewing base salaries for the fiscal year ended April 30, 2017, the Compensation Committee considered various data regarding the base salaries of executive officers in comparable positions at other biotechnology companies. Additional factors included, but were not limited to, company size, market capitalization, stage of development of a company’s products and geographic location. The Compensation Committee also considered the individual experience level and actual performance of each executive officer in light of our needs and objectives. The Compensation Committee also reviewed an analysis from Barney & Barney, our independent compensation consulting firm, to ensure that base salaries are competitive and within the competitive range of other biotechnology companies in our peer group.

Base salaries are reviewed at least annually by the Compensation Committee, and may be adjusted to realign salaries with market levels after taking into account individual responsibilities, performance and experience, subject to minimum salary requirements set forth in applicable employment agreements. Base salaries may be increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives as well as our combined success in meeting corporate goals, including contract manufacturing revenue goals and research and development goals. An executive’s base salary is also evaluated by reviewing the executive’s other compensation components to ensure that the executive’s total compensation is in line with our overall compensation philosophy as discussed above.

The following annual base salary amounts of our Named Executive Officers for the fiscal year ended April 30, 2017 were determined based on the “Factors for Determining Compensation”, as noted below:

Named Executive Officer	Annual Base Salary ($)
Steven W. King	540,800
Paul J. Lytle	405,600
Shelley P.M. Fussey, Ph.D.	321,000
Joseph S. Shan	309,000
Mark R. Ziebell	361,920

The above annual base salaries for fiscal year ended April 30, 2017 reflect a four percent (4%) increase for Messrs. King, Lytle and Ziebell, and a three percent (3%) increase for Mr. Shan, which were approved by the Compensation Committee on June 9, 2016 and retroactively applied to the beginning of fiscal year 2017.

Annual Cash Bonus Plan

In July 2011, the Compensation Committee adopted and approved a formal Annual Cash Bonus Plan (the “Bonus Plan”) for its Named Executive Officers for performance for the fiscal year ended April 30, 2012 and for each subsequent fiscal year, unless amended, which the Compensation Committee uses to determine the annual bonuses awarded to Named Executive Officers. The Compensation Committee may also make discretionary bonuses outside of the framework of the Bonus Plan, but in general, each participant’s annual cash bonus under the Bonus Plan is determined by multiplying the participant’s annual base salary for the applicable fiscal year by (a) a corporate goal achievement percentage ranging from 0% to 100%, (b) a target bonus percentage for such participant, generally targeted for the 50th percentile of our peer groups, and (c) a corporate factor ranging from 0 to 1.5, based on the Company’s achievement of corporate goals, the participant’s achievement of individual goals, the participant’s role and responsibilities within the Company, and other factors as determined by the Compensation Committee.

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The Company’s corporate goals are set at or around the beginning of each fiscal year by the Compensation Committee, based on recommendations from the Company’s management. At the end of each fiscal year, the Compensation Committee determines the extent to which the corporate goals were achieved (expressed as a percentage) and each participant’s corporate factor based on a quantitative and qualitative review of such participant’s performance, in addition to other factors determined by the Compensation Committee. Each participant’s individual goals, which are aligned to support the corporate goals, are also set at or around the beginning of each fiscal year and are also evaluated based on a quantitative and qualitative review of performance. The chair of the Compensation Committee will recommend the President and Chief Executive Officer’s individual goals and individual factor to the Compensation Committee and the President and Chief Executive Officer will recommend other executive officers’ individual goals and individual factors to the Compensation Committee. All individual goals and individual factors are set by the Compensation Committee. Corporate goals and individual goals may be modified by the Compensation Committee during the applicable fiscal year based on operational and financial developments.

Following the end of the fiscal year, the Compensation Committee reviews performance relative to each corporate goal and determines the achievement level of each corporate goal, and then calculates an overall aggregate achievement percentage (not to exceed 100%), which takes into consideration the individual weighting attributed to each corporate goal. The Compensation Committee does not use a strict formula in assessing the Company’s level of achievement with respect to each goal, but rather considers factors such as:

•	the level of success achieved for each corporate goal;
•	the difficulty of the goal;
•	whether significant unforeseen events or obstacles reasonably beyond our control impacted the Company’s ability to achieve the goal, or altered the expected difficulty of the goal;
•	changes in circumstances which may have made the goal more or less important to our near- and long-term success; and
•	other corporate accomplishments during the fiscal year that, while not established as a formal goal, are nonetheless deemed important to our near- and long-term success and enhance stockholder value.

The following table sets forth the corporate goals established by the Compensation Committee for the fiscal year ended April 30, 2017 and the weighting the Compensation Committee assigned to each corporate goal, and, based on the Compensation Committee’s review of our performance during fiscal year 2017 relative to the corporate goals, the achievement percentage for each corporate goal and the adjusted weighting based on our performance:

Goal	Weighting	Achievement	Adjusted Weighting
Generate $60 million in third-party contract manufacturing revenue	45%	96%	43.2%
Implement and/or evaluate new contract manufacturing revenue opportunities	5%	67%	3.3%
Analyze and present underlying Phase III SUNRISE data	20%	100%	20%
Initiate an immuno-oncology company sponsored combination trial	5%	0%	0%
Support initiation of two to five new trials through NCCN program	5%	100%	5%
Enter into two new collaborations with immuno-oncology leaders	5%	50%	2.5%
Advance exosome diagnostic technology	5%	100%	5%
Evaluate new opportunities for antibody discovery program	5%	0%	0%
Conduct preclinical studies for early stage opportunities	5%	100%	5%
Total	100%		84%

As depicted in the above table, the Compensation Committee determined that the aggregate achievement percentage with respect to our corporate goals for the fiscal year ended April 30, 2017 was 84%.

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The following table sets forth the target bonus percentage, based upon the “Factors for Determining Compensation”, as noted below, of our Named Executive Officers approved by the Compensation Committee for the fiscal year ended April 30, 2017 and their respective earned cash bonuses as approved by the Compensation Committee:

Named Executive Officer	Fiscal Year 2017 Target	Fiscal Year 2017 Bonus ($)(1)
Steven W. King	60%	261,661
Paul J. Lytle	40%	130,830
Shelley P.M. Fussey, Ph.D.	35%	–
Joseph S. Shan	35%	87,212
Mark R. Ziebell	35%	102,148

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(1)	The corporate factors for the Named Executive Officers was set by the Compensation Committee at 0.96 for each executive officer, other than for Dr. Fussey, which was set at 0.

With respect to the above executive officer bonuses earned for the fiscal year ended April 30, 2017, the Compensation Committee determined that such bonuses would not be paid until the sooner of (i) completing one of several specified strategic milestones, (ii) the termination of an executive officer’s employment, or (iii) April 30, 2018.

In addition, as was discussed in our proxy statement for the fiscal year ended April 30, 2016, while the Compensation Committee had determined that 100% of the corporate goals for the fiscal year ended April 30, 2016 had been achieved, the Compensation Committee decided to reduce each executive’s discretionary corporate factor by 25% due to the Company’s discontinuance of the Phase III SUNRISE trial in February 2016 and to allocate the 25% opportunity to up to four specific new corporate goals targeted to be achieved in fiscal year 2017, which the Compensation Committee believed would help build stockholder value. During fiscal year 2017, one such new corporate goal was timely achieved, the in-licensing of the PS exosome diagnostic technology. As a result of their contributions towards attaining this new corporate goal: Mr. King received a bonus of $20,280, representing one-quarter of his total opportunity; Mr. Lytle received a bonus of $10,140, representing one-quarter of his total opportunity; Mr. Ziebell received a bonus of $10,556, representing one-third of his total opportunity; and Dr. Fussey received a bonus of $14,044, representing one-half of her total opportunity. These bonuses were paid on September 9, 2016, and are included in the Summary Compensation Table as “Non-Equity Incentive Plan Compensation” for the fiscal year ended April 30, 2017.

Equity Awards

Stock Option Awards and Grant Practices. Based on market practice and our objective to align executives’ interest with those of our stockholders, we currently use stock option awards as the primary form of long-term incentive compensation for executives and other employees. In the fiscal year ended April 30, 2012, the Compensation Committee implemented a policy of a routine annual broad-based grant of stock option awards to our executive officers and other employees, with the grant typically occurring during the initial weeks of our fiscal year. The grant date of such annual award and of other grants (e.g., for new hires) is either on the date the Compensation Committee approves the grants or on a pre-selected later date, such as a future hire date. In determining the size and types of equity grants to executive officers, the Compensation Committee considers, among other things, comparative industry data provided by the Compensation Committee’s independent compensation consultant, our outstanding shares at the time of grant, the number and type of equity awards granted to such individuals in prior years, the equity available under our long-term incentive plan and desirable run rate and aggregate estimated equity usage in the future, each executive officer’s ownership in our Company, our corporate performance, and each executive officer’s individual performance, role and responsibilities.

The Compensation Committee exercises discretion in selecting the information it considers, as well as any weighting of particular information, in determining the equity awards. The determination of equity awards is made by the Compensation Committee after evaluating the information and areas of consideration described above in their totality. For the fiscal year ended April 30, 2017, our annual broad-based stock option grant was approved by the Compensation Committee on June 2, 2016.

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Stock option grant information for the fiscal year ended April 30, 2017, is set forth below under “Grants of Plan-Based Awards for the Fiscal Year Ended April 30, 2017”.

Stock Awards and Award Practices. In addition to stock options, we have in the past used stock awards as a form of long-term incentive compensation for executives and other employees. Stock awards are shares of common stock that vest in accordance with the terms established by the Compensation Committee. Such awards are generally subject to vesting upon the Company’s timely attainment of certain predetermined clinical, financial or operational milestones with specific targeted attainment dates or vest over a specific predetermined period of performance. However, the Compensation Committee, at its discretion, may issue discretionary stock awards that are not subject to any future vesting requirements. There were no discretionary stock award grants to our Named Executive Officers during the fiscal year ended April 30, 2017.

Employment Agreements, Severance and Change-in-Control Benefits

We have employment agreements with all of our Named Executive Officers providing for severance payments and accelerated vesting benefits triggered by various termination events. For a description of these agreements and our potential payment obligations, please see “Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control” and the related tabular disclosure below.

When entering into employment agreements which provide for post-termination compensation for our Named Executive Officers, the Compensation Committee considers, among multiple factors, peer company practice, retention needs and consistency of post-termination compensation among our executives. Gains from prior equity awards are not a material consideration in setting the level of such compensation. In particular, we believe such employment agreements benefit us and our stockholders by attracting and retaining executives in a marketplace where such protections are commonly offered by our peer companies. We also believe that severance protection triggered by a change-in-control allows our executives to assess a potential change-in-control objectively, from the perspective of what is best for our stockholders, without regard to the potential impact of the transaction on their own job security. We use a “double trigger” with respect to benefits that are to be provided in connection with a change-in-control. A change-in-control does not itself trigger benefits; rather, benefits are paid only if the employment of the executive is terminated by us other than for cause or due to the executive’s death or disability during a specified period before or after a change of control. We believe a “double trigger” benefit maximizes stockholder value because it prevents a windfall to executives in the event of a change of control in which the executive retains significant responsibility as defined in his or her individual agreement, while still providing our executives appropriate incentives to cooperate in negotiating any change of control that may put their jobs at risk. Further, we believe the severance protection offered under the employment agreements is balanced with the interests of the Company and its stockholders, as the executives are bound by non-disclosure, non-competition, and non-solicitation arrangements and must execute a general release in favor of the Company as a condition to receiving benefits under these agreements. None of the agreements include any tax gross-up payments for “golden parachute” excise taxes. All of the Named Executive Officers are “at will” employees.

These employment agreements are subject to automatic one-year extensions annually and, as part of the Compensation Committee’s review of all of our executive compensation practices, are reviewed to ensure that they continue to serve our interests in retaining these key executives, remain consistent with packages offered by our peers, and provide reasonable levels of severance protection and compensation.

Perquisites and Other Benefits

We maintain broad-based benefits that are provided to all employees, including health, dental, and vision insurance, life and disability insurance, a 401(k) plan, and an Employee Stock Purchase Plan.

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Under the 401(k) plan, Named Executive Officers are allowed to contribute on the same basis as other employees of the Company as determined by IRS regulations. During the fiscal year ended April 30, 2017, the Company voluntarily agreed to match 50% of all employee contributions (for employees with up to five years of service), 75% of all employee contributions (for employees with six to nine years of service), and 100% of all employee contributions (for employees with ten or more years of service), including Named Executive Officers, up to the first 6% of a participant’s annual salary for all 401(k) plan contributions, subject in each case to certain IRS limitations. In addition, the plan allows for additional discretionary matching contributions in excess of the 50% match. Under the 401(k) plan, each participating employee, including Named Executive Officers, is fully vested in his or her contributions to the 401(k) plan and Company contributions to the 401(k) plan will fully vest after six years of service.

Under the Employee Stock Purchase Plan, Named Executive Officers are allowed to participate on the same basis as other employees of the Company, which allows employees on a voluntarily basis to purchase shares of our common stock directly from the Company through accumulated payroll deductions, which the Company believes closely aligns the interests of participants with the interests of stockholders.

In addition, Named Executive Officers are eligible to participate in the same employee benefit plans as all other employees. The cost of health and dental insurance was 100% covered by the Company for Named Executive Officers during the fiscal year ended April 30, 2017. In addition, all employees, including Named Executive Officers, receive one (1) times their annual salary in term-life insurance, long-term disability benefits, and vision insurance at no cost to the employee. We also provide all employees, including Named Executive Officers, the option to make pre-tax payroll deductions up to $2,600 per year under a flexible spending account plan that can be utilized for out-of-pocket medical, dental and other allowable expenses. The Company also provides paid-time-off benefits to cover vacation and sick time and annually determined Company holidays.

Factors for Determining Compensation

Performance. One of the primary objectives of our compensation program is to motivate our Named Executive Officers to achieve our short and long-term strategic goals. These goals are tied to, among other things, increasing contract manufacturing revenue, the advancement of our product pipeline, the attainment of clinical and regulatory milestones, the development, acquisition and out-licensing of key technologies, and the securing of capital funding. In addition to linking compensation to the attainment of pre-approved goals, individual performance is assessed on the basis of more subjective, non-formulaic, criteria, such as:

•	involvement in, and responsibility for, the development and implementation of our strategic plans and the attainment of our strategic and operating objectives;
•	participation in the achievement of contract manufacturing revenue growth and/or strategic or regulatory milestones;
•	contribution to the management team and application of managerial leadership skills; and
•	involvement in accessing capital to fund our research and development operations, facilities expansion and improvements and other business activities.

“Say-on-Pay” Consideration. At our 2016 Annual Meeting, approximately 53% of the shares voted at the meeting approved, on an advisory basis, the compensation of our Named Executive Officers. Given that less than 70% of the shares voted to approve the “say-on-pay” advisory proposal, the Compensation Committee spent additional time with its independent compensation consultant, reviewing the Company’s compensation practices, analyzing the various elements of executive compensation for each Named Executive Officer and how such elements compare to the median compensation for the Company’s peer group, assessing the Company’s progress towards the attainment of corporate goals, and considering other factors affecting the Company’s strategic objectives. Following thoughtful deliberation, the Compensation Committee determined not to implement specific changes and continued with its compensation philosophy and its balanced approach to various components of its compensation program, after giving consideration to the level of attainment of corporate goals and benchmarking compensation with the Company’s peer group. Furthermore, the Compensation Committee does monitor the results of the annual advisory “say-on-pay” proposal and refers to such results as one of many factors considered, along with peer group benchmarking, in connection with the discharge of its responsibilities, although the Compensation Committee does not assign a quantitative weighting to any such factors.

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Market Benchmarks and Competitive Analysis. We believe that our select peer group provides useful information to help us establish competitive compensation practices and levels of compensation that allow us to attract, retain and motivate a talented executive team and, at the same time, aligns the interests of our executives with those of our stockholders. Accordingly, in the fiscal year ended April 30, 2017, Barney & Barney, the independent compensation consultant engaged by the Compensation Committee with experience in evaluating public biopharmaceutical companies, helped the Compensation Committee collect and analyze data and to compare all components of our compensation program, including base salary, annual cash bonus and long-term equity awards, to the practices of peer companies. In the fiscal year ended April 30, 2017, Barney & Barney developed a list of peer group of pharmaceutical and biopharmaceutical companies based on several characteristics, including, being publicly traded, relative company size (e.g., market capitalization and number of employees), stage of development, performance and geographic location as compared to peer companies, as well as the specific responsibilities of our executives. In addition, this peer group includes companies with which we believe we must compete for talent. The Compensation Committee intends to review and modify this peer group periodically to ensure that this list remains aligned with our size and stage of development. For the fiscal year ended April 30, 2017, our peer group consisted of the following 23 companies:

Amicus Therapeutics, Inc.	Dynavax Technologies Corp.	Rigel Pharmaceuticals, Inc.
Anika Therapeutics, Inc.	Endocyte, Inc.	Sarepta Therapeutics, Inc.
ArQule, Inc.	Geron Corporation	Spectrum Pharmaceuticals, Inc.
Array BioPharma Inc.	Immunomedics, Inc.	Sucampo Pharmaceuticals, Inc.
ChemoCentryx, Inc.	Infinity Pharmaceuticals, Inc.	Threshold Pharmaceuticals, Inc.
Chimerix, Inc.	MacroGenics, Inc.	XOMA Corporation
CTI BioPharma Corp.	Madrigal Pharmaceuticals, Inc.	Zogenix, Inc.
Cytokinetics, Inc.	NewLink Genetics Corporation

The executive employment market in the biotechnology and pharmaceutical industry in Southern California is very competitive because there are many pharmaceutical, biotechnology and medical device companies in that region, many of which are similar to us in size and stage of development. We believe our executive compensation must be competitive within such a peer group, yet fully aligned with our current stage of development and our responsibilities to stockholders. Our general philosophy and practice is to target each of our executive’s overall compensation to be at approximately the market median for our peer group. This benchmarking indicated that the total direct compensation for our President and Chief Executive Officer, Chief Financial Officer and Vice President, General Counsel for the fiscal year ended April 30, 2017 was below the 25th percentile of our peer group, and the compensation of the other two Named Executive Officers were below the 50th percentile. The Compensation Committee considered this benchmarking information as one consideration in making the compensation decisions reflected above, primarily to determine whether compensation paid to Named Executive Officers, in light of Company and individual performance, is at, above or below the median of executive compensation among the Company’s peer group.

Compensation Risk

As part of its oversight of our compensation policies, the Compensation Committee considers the incentives created by our executive compensation program and the impact that our compensation policies could have on our overall risk profile. In addition, the Compensation Committee annually reviews our compensation policies and procedures to determine whether they create risks that are reasonably likely to have a material adverse effect on the Company. Based on its latest review, the Compensation Committee has concluded that our compensation policies and procedures do not create such risks.

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Compensation Clawback Policy

In October 2017 the Compensation Committee adopted a compensation “clawback” policy. The policy permits us to recover cash or equity performance-based compensation from executive officers (and the principal accounting officer if not an executive officer) whose fraud or intentional illegal conduct materially contributed to a financial restatement. The policy allows for the recovery of the difference between compensation awarded or paid and the amount which would have been paid had it been calculated based on the restated financial statements, excluding any tax payments. This policy will be reviewed from time to time to ensure that it is compliant with any SEC requirements.

Summary

The Compensation Committee believes the Company’s compensation programs are designed and administered in a manner consistent with its compensation philosophy and objectives. The Compensation Committee monitors these programs in recognition of the dynamic marketplace in which the Company competes for talent. The Compensation Committee intends to continue to emphasize pay-for-performance and equity-based incentive programs that reward executives for actual results and that are consistent with stockholder interests.

EXECUTIVE COMPENSATION

Executive Officers

The following table sets forth information regarding our current executive officers as of December 7, 2017:

Executive Officer	Age	Position
Steven W. King	53	President and Chief Executive Officer
Paul J. Lytle	49	Chief Financial Officer
Shelley P.M. Fussey, Ph.D.	51	Vice President, Intellectual Property
Joseph S. Shan(1)	44	Vice President, Clinical & Regulatory Affairs
Mark R. Ziebell	54	Vice President, General Counsel and Corporate Secretary

_______________________

(1) On November 14, 2017, Mr. Shan gave notice of his resignation as Vice President, Clinical & Regulatory Affairs of the Company, effective December 31, 2017.

The following biographies describe the business experience of our executive officers.

Steven W. King has served as our President and Chief Executive Officer since March 2003 and was a member of the Board of Directors from October 2003 to November 2017. From August 2002 to March 2003, Mr. King served as our Chief Operating Officer and from February 2000 to August 2002 served as our Vice President of Technology and Product Development. Mr. King joined Peregrine in 1997 as Director of Research and Development. Additionally, Mr. King was responsible for launching our wholly-owned biomanufacturing subsidiary, Avid Bioservices, Inc., in 2002, for which he served as President until September 2017. Mr. King was previously employed at Vascular Targeting Technologies, Inc., which was acquired by Peregrine in 1997. Mr. King previously worked at the University of Texas Southwestern Medical Center with Dr. Philip Thorpe, the inventor of our Phosphatidylserine (PS)-targeting antibody and VTA technology platforms, and is co-inventor on over 40 U.S. and foreign patents and patent applications in the Vascular Targeting Agent field. Mr. King received his Bachelor’s and Master’s degrees from Texas Tech University in Cell and Molecular Biology.

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Paul J. Lytle has served as Chief Financial Officer since August 2002 and has 25 years of finance and accounting experience. Mr. Lytle oversees various functions, including finance and accounting, financial reporting, corporate governance, investor relations, human resources and information technology. Mr. Lytle started with us in March 1997 as Corporate Controller and has held positions of increasing responsibility with us. Mr. Lytle was promoted to Vice President of Finance and Accounting and was elected as our Corporate Secretary from 2000 through July 2012. Prior to joining us, Mr. Lytle worked for Deloitte LLP. Mr. Lytle holds a B.S. in Business Administration from the California State University at Long Beach and is a certified public accountant in the State of California (inactive).

Shelley P.M. Fussey, Ph.D. has served as our Vice President, Intellectual Property since February 2005. Dr. Fussey plays a key role in our U.S. and international patenting, patent analysis and patent defense. Dr. Fussey’s expertise includes patent strategy for technologies developed both in-house and in-licensed from universities. She has broad experience in intellectual property consulting for areas including cancer treatment, immunology, and antiviral technology, as well as other areas central to pharmaceutical and biotechnology drug development. Prior to joining us, Dr. Fussey worked for the law firms of Williams, Morgan & Amerson and Arnold, White and Durkee. She holds a Ph.D. in Biochemistry and a B.Sc. in Biochemistry with First Class Honours (Summa Cum Laude) from the University of Newcastle upon Tyne, U.K.

Joseph S. Shan has served as Vice President, Clinical & Regulatory Affairs since March 2009 and has served as our head of Clinical and Regulatory Affairs since January 2003. He is responsible for the design and execution of our clinical trials and overseeing regulatory submissions. Since joining us in 2000, Mr. Shan has been instrumental in advancing the clinical development of our lead immunotherapy candidate, bavituximab. Prior to joining us, Mr. Shan held positions of increasing responsibility in clinical and regulatory affairs at Edwards Lifesciences (formerly Baxter Healthcare Corporation) and Sulzer Medica. Mr. Shan received his B.S. degree in Physiological Sciences from the University of California, Los Angeles and his M.P.H. degree from the George Washington University in Washington, D.C. He is a member of the American Society of Clinical Oncology, the Association of Clinical Research Professionals and the Regulatory Affairs Professionals Society.

Mark R. Ziebell has served as Vice President, General Counsel since June 2012 and Corporate Secretary since July 2012, and has been practicing corporate and securities law for over 20 years. Prior to joining us, Mr. Ziebell was a partner with the Costa Mesa, California office of Snell & Wilmer LLP where he worked from March 2004 to June 2012. Mr. Ziebell has represented public and private companies in a wide range of corporate and securities matters, mergers and acquisitions, strategic alliance matters and corporate governance. His experience involves a variety of industries, including biopharmaceutical and life sciences. Mr. Ziebell was our outside corporate counsel from 1999 to June 2012. He earned his B.S. in accounting in 1986 from the University of San Francisco and his Juris Doctorate in 1994 from the University of San Francisco School of Law. Prior to earning his law degree, Mr. Ziebell was a certified public accountant with BDO Seidman in San Francisco, California.

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Compensation Summary

The following table contains information with respect to the compensation for the fiscal years ended April 30, 2017, 2016 and 2015 by each individual who acted as our chief executive officer, our chief financial officer, and our three other most highly compensated executive officers during the fiscal year ended April 30, 2017. We refer to the executive officers identified in this table as our “Named Executive Officers.”

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Steven W. King, President and Chief Executive Officer	2017 2016 2015	540,000 520,000 517,160	– – –	– – –	209,500 316,860 581,280	281,941 362,000 389,863	51,365 51,043 39,754	1,082,806 1,249,903 1,528,057
Paul J. Lytle, Chief Financial Officer	2017 2016 2015	405,000 390,000 388,032	– – –	– – –	104,750 158,430 290,640	140,970 156,000 219,931	51,948 50,580 40,253	702,668 755,010 938,856
Shelley P.M. Fussey, Vice President, Intellectual Property	2017 2016 2015	321,000 321,000 319,874	– – –	– – –	62,850 79,215 145,320	14,044 56,175 114,994	30,109 30,004 20,746	428,003 486,394 600,934
Joseph S. Shan, Vice President, Clinical & Regulatory Affairs	2017 2016 2015	308,654 300,000 298,862	– – –	– – –	62,850 105,620 145,320	87,212 122,917 59,917	51,913 50,463 38,468	510,629 579,000 542,567
Mark R. Ziebell, Vice President, General Counsel and Corporate Secretary	2017 2016 2015	361,385 348,000 346,731	– – –	– – –	62,850 105,620 254,310	112,704 91,350 114,477	44,074 42,334 40,575	581,013 587,304 756,093
_____________
(1)	Salary information is reported as of the last payroll paid prior to or immediately after April 30th of each fiscal year.
(2)	Represents the aggregate grant date fair value of the awards made in each fiscal year as computed in accordance with the authoritative guidance for share-based compensation. These amounts do not correspond to the actual value that may be recognized by each Named Executive Officer. Additional information regarding outstanding awards, including corresponding exercise prices and expiration dates, can be found in the “Outstanding Equity Awards at Fiscal Year-End” table of this Proxy Statement. The assumptions used in determining the grant date fair values of the stock and option awards are set forth in Note 6 “Equity Compensation Plans” in our Annual Report on Form 10-K for the period ended April 30, 2017, filed with the SEC on July 14, 2017.
(3)	Represents performance bonuses earned under the Company’s Annual Cash Bonus Plan. For fiscal years 2016 and 2017, amounts include performance bonuses for the prior fiscal year that were carried over and made subject to additional performance requirements achieved in fiscal years 2016 and 2017, respectively. Additional information regarding the Company’s Annual Cash Bonus Plan for its Named Executive Officers can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Annual Cash Bonus Plan”.
(4)	Amounts shown in this column reflect the cost of benefits paid on behalf of the Named Executive Officer for health, dental, and vision benefits in addition to premiums paid for disability and term life insurance (collectively referred to as “Health Benefits”) as well as company contributions to the Peregrine Pharmaceuticals, Inc. 401(k) Plan. Health Benefits paid and/or accrued during the fiscal year ended April 30, 2017 for each Named Executive Officer were as follows: Mr. King - $35,465; Mr. Lytle - $36,048; Dr. Fussey - $14,209; Mr. Shan - $35,930; and Mr. Ziebell - $35,995. Company contributions to the Peregrine Pharmaceuticals, Inc. 401(k) Plan during the fiscal year ended April 30, 2017 for each Named Executive Officer were as follows: Mr. King - $15,900; Mr. Lytle - $15,900; Dr. Fussey - $15,900; Mr. Shan - $15,983; and Mr. Ziebell - $8,078.

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Grants of Plan-Based Awards For the Fiscal Year Ended April 30, 2017

The following table set forth certain summary information with respect to non-equity incentive plans and each plan-based award granted during the fiscal year ended April 30, 2017 to our Named Executive Officers. All share and per share amounts of our common stock for all periods presented have been retroactively adjusted to reflect the one-for-seven reverse stock split of our issued and outstanding common stock, which took effect on July 10, 2017.

GRANTS OF PLAN-BASED AWARDS FOR THE FISCAL YEAR ENDED APRIL 30, 2017

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			All Other Stock Awards: Number of Shares of	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock or Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Stock or Units (#)	Options (#) (2)	Awards ($/sh)	Awards ($) (3)
Steven W. King	—	—	324,480	486,720	—	—	—	—
	6/2/2016	—	—	—	—	71,429	3.50	209,500
Paul J. Lytle	—	—	162,240	243,360	—	—	—	—
	6/2/2016	—	—	—	—	35,714	3.50	104,750
Shelley P.M. Fussey	—	—	112,350	168,525	—	—	—	—
	6/2/2016	—	—	—	—	21,429	3.50	62,850
Joseph S. Shan	—	—	108,150	162,225	—	—	—	—
	6/2/2016	—	—	—	—	21,429	3.50	62,850
Mark R. Ziebell	—	—	126,672	190,008	—	—	—	—
	6/2/2016	—	—	—	—	21,429	3.50	62,850

______________

(1)	Represents each Named Executive Officer’s participation in the Company’s Annual Cash Bonus Plan, as adopted by the Compensation Committee in July 2011. The amounts shown in the “Target” column reflect a percentage of each Named Executive Officer’s base salary for the fiscal year ended April 30, 2017, as specified under the Annual Cash Bonus Plan. The amounts shown in the “Maximum” column are 150% of the respective target amounts, representing the 1.5 times corporate multiplier under the Annual Cash Bonus Plan. There is no minimum amount payable for a certain level of performance. Additional information regarding the Company’s Annual Cash Bonus Plan for its Named Executive Officers can be found in the “Compensation Discussion and Analysis” section of this Proxy Statement under “Annual Cash Bonus Plan”. The actual amount of bonus earned by each Named Executive Officer under the Annual Cash Bonus Plan is reflected in the Summary Compensation Table above under the heading, “Non-Equity Incentive Plan Compensation.”
(2)	Option awards referenced in the table above were granted under our 2011 Stock Incentive Plan and vest in eight (8) equal quarterly installments over a two-year period beginning on the first quarter following the date of grant and each quarter thereafter until fully-vested.
(3)	The assumptions used in determining the grant date fair value of option awards are set forth in Note 6 “Equity Compensation Plans” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2017, filed with the SEC on July 14, 2017.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding unexercised stock options held by our Named Executive Officers as of fiscal year ended April 30, 2017:

	Option Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Steven W. King	7,143	–	13.65	01/11/2018
	31,571	–	20.51	02/01/2020
	20,357	–	17.08	05/02/2021
	37,519	–	6.65	02/17/2022
	35,714	–	3.22	05/04/2022
	28,571	–	8.26	12/27/2022
	57,143	–	9.87	05/06/2023
	35,714	–	9.73	10/15/2023
	57,143	–	12.25	05/06/2024
	37,500	5,357 (1)	9.17	05/11/2025
	26,787	44,642 (2)	3.50	06/02/2026
Paul J. Lytle	4,286	–	13.65	01/11/2018
	17,143	–	20.51	02/01/2020
	8,214	–	17.08	05/02/2021
	20,000	–	6.65	02/17/2022
	28,571	–	3.22	05/04/2022
	28,571	–	8.26	12/27/2022
	28,571	–	9.87	05/06/2023
	28,571	–	12.25	05/06/2024
	18,751	2,678 (1)	9.17	05/11/2025
	13,394	22,320 (2)	3.50	06/02/2026
Shelley P.M. Fussey	4,286	–	13.65	01/11/2018
	10,715	–	20.51	02/01/2020
	4,286	–	17.08	05/02/2021
	8,286	–	6.65	02/17/2022
	17,857	–	3.22	05/04/2022
	21,429	–	8.26	12/27/2022
	14,286	–	9.87	05/06/2023
	14,286	–	12.25	05/06/2024
	9,375	1,339 (1)	9.17	05/11/2025
	8,037	13,392 (2)	3.50	06/02/2026
Joseph S. Shan	2,857	–	29.40	07/06/2017
	2,857	–	13.65	01/11/2018
	10,715	–	20.51	02/01/2020
	4,286	–	17.08	05/02/2021
	20,000	–	6.65	02/17/2022
	21,429	–	3.22	05/04/2022
	21,429	–	8.26	12/27/2022
	14,286	–	9.87	05/06/2023
	14,286	–	12.25	05/06/2024
	12,501	1,785 (1)	9.17	05/11/2025
	8,037	13,392 (2)	3.50	06/02/2026
Mark R. Ziebell	32,143	–	3.29	06/20/2022
	21,429	–	8.26	12/27/2022
	25,000	–	9.87	05/06/2023
	25,000	–	12.25	05/06/2024
	12,501	1,785 (1)	9.17	05/11/2025
	8,037	13,392 (2)	3.50	06/02/2026

______________

(1)	Option vests in eight (8) equal quarterly installments over a two-year period beginning August 11, 2015 and each quarter thereafter until fully-vested.
(2)	Option vests in eight (8) equal quarterly installments over a two-year period beginning September 2, 2016 and each quarter thereafter until fully-vested.

Option Exercises and Stock Vested

There were no stock option exercises or vesting of restricted stock by the Company’s Named Executive Officers during the fiscal year ended April 30, 2017.

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Overview of Employment Agreements and Potential Payments Upon Termination or Change-in-Control

Employment Agreements

We have entered into an employment agreement with each of our Named Executive Officers, each of which are subject to automatic one-year extensions annually unless either party gives written notice of such party’s intent not to renew the employment agreement at least ninety (90) days prior to the commencement of the next year’s period.

Each employment agreement provides that the executive officer must devote his or her full business time to the performance of services to the Company. In addition, each executive officer has agreed to maintain the confidentiality of the Company’s proprietary information, and that all work product discovered or developed by him or her in the course of his or her employment belongs to the Company. Each executive officer has further agreed that he or she will not (i) compete with the Company, directly or indirectly, during the course of such executive’s employment within the United States or any foreign country in which the Company has done business or has actually investigated doing business or where its products are sold or distributed, or (ii) solicit Company employees or customers during the course of employment and for a period of one year following the termination of such executive’s employment.

The Company has the right to terminate each executive’s employment for “cause” if such executive (a) breaches in any material respect or fails to fulfill in any material respect his or her fiduciary duty owed to Company; (b) breaches in any material respect his or her employment agreement or any other confidentiality or non-solicitation, non-competition agreement with the Company; (c) pleads guilty to or is convicted of a felony; (d) is found to have engaged in any reckless, fraudulent, dishonest or grossly negligent misconduct, (e) fails to perform his or her duties to the Company, provided that he or she fails to cure any such failure within thirty (30) days after written notice from Company of such failure, provided further, however, that such right to cure shall not apply to any repetition of the same failure previously cured under the agreement; or (f) violates any material rule, regulation or policy of the Company that may be established and made known to Company’s employees from time to time, including without limitation, the Company’s employee handbook. If an executive is terminated for “cause”, he or she shall have no right to receive any compensation or benefit under his or her employment agreement after such termination other than base salary and paid time-off earned or accrued but unpaid as of the date of termination.

The following discussion describes the amounts that we would pay or provide to our Named Executive Officers or, as applicable, their beneficiaries under these employment agreements as a result of (i) termination without cause or resignation for good reason, (ii) termination following a change-in-control, (iii) death or disability, and (iv) voluntary resignation with extended notice.

Payments Upon Termination Without Cause or Resignation for Good Reason

If we terminate Mr. King’s, Mr. Lytle’s or Mr. Ziebell’s employment without cause or the executive terminates his employment for “good reason”, such executive is entitled to (i) continued base salary and group insurance benefits for a period of twelve (12) months, and (ii) the payment of any prorated target bonus. In addition, each of Mr. King, Mr. Lytle and Mr. Ziebell shall have a period of time equal to the lesser of two years following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. If we terminate Dr. Fussey’s or Mr. Shan’s employment without cause or such executive terminates his or her employment for good reason, such executive shall be entitled to (i) continued base salary and group insurance benefits for a period of twelve (12) months, and (ii) the payment of any prorated target bonus. In addition, each of Dr. Fussey and Mr. Shan shall have a period of time equal to the lesser of twelve (12) months following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. An executive’s receipt of the foregoing severance benefits shall be conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

Each employment agreement defines “good reason” as (a) the Company relocates executive’s principal place of work to a location more than fifty (50) miles from the original location, without the executive’s prior written approval; (b) the executive’s position and/or duties are modified so that his or her duties are no longer consistent with the executive’s title; or (c) the executive’s annual base salary and related benefits, as adjusted from time to time, are reduced without his or her written authorization.

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The following table sets forth the potential payments to our Named Executive Officers assuming a termination without cause or resignation for good reason with estimated benefits calculated as if the termination occurred on or about April 30, 2017:

Named Executive Officer	Base Salary ($)(1)	Target Bonus ($)(2)	Group Benefits ($)(3)	Total ($)
Steven W. King	540,800	324,480	36,756	902,036
Paul J. Lytle	405,600	162,240	37,348	605,188
Shelley P.M. Fussey	321,000	112,350	14,651	448,001
Joseph S. Shan	309,000	108,150	37,229	454,379
Mark R. Ziebell	361,920	126,672	37,298	525,890

______________

(1)	Represents payment of base salary for a period of twelve (12) months.
(2)	The payment of a Target Bonus to the Named Executive Officers is at the sole discretion of the Board of Directors. Amount includes the maximum proposed Target Bonus as a percentage of base salary established for the fiscal year ended April 30, 2017 for each Named Executive Officer as follows: Mr. King – 60%; Mr. Lytle – 40%; Mr. Ziebell – 35%; Dr. Fussey – 35%; and Mr. Shan – 35%.
(3)	Represents estimated payments to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for disability and term life insurance during the severance period of twelve (12) months. Amounts were calculated based on current premiums paid for executive’s benefits.

Payments Upon a Termination in Connection with a Change-in-Control

In the event of a change-in-control of Peregrine, if (i) a Named Executive Officer’s employment is terminated other than for cause within three (3) months prior or thirty-six (36) months following a change-in-control (in the case of Mr. King) or twenty-four (24) months following a change-in-control (in the case of the other Named Executive Officers), or (ii) such Named Executive Officer terminates his or her employment for “good reason” within twelve (12) months following a change-in-control, the executive shall be paid a lump sum amount equal to (a) thirty-six (36) months’, in the case of Mr. King, and twenty-four (24) months’, in the case of the other Named Executive Officers, base salary then in effect, and (b) one hundred percent (100%) of such executive’s target bonus. Each Named Executive Officer will also be paid group insurance benefits for the Named Executive Officer and his or her family for thirty-six (36) months, in the case of Mr. King, and twenty-four (24) months, in the case of the other Named Executive Officers. In addition, each of the Named Executive Officers’ outstanding unvested stock options shall immediately become fully vested and each shall have a period of time equal to the lesser of two years following the date of such termination or until the original expiration date of the applicable option agreement to exercise any vested and outstanding stock options as of the date of such termination. An executive’s receipt of the foregoing severance benefits is conditioned upon such executive’s execution of a general release of known and unknown claims in favor of the Company and its affiliates.

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The following table sets forth the potential payments to our Named Executive Officers assuming a termination without cause or resignation for good reason in connection with a change-in-control, with estimated benefits calculated assuming the change-in-control and termination of employment occurred on or about April 30, 2017:

Named Executive Officer	Base Salary($)(1)	Target Bonus ($)(2)	Stock Option Acceleration ($)(3)	Group Benefits ($)(4)	Total ($)
Steven W. King	1,622,400	324,480	36,093	110,268	2,093,241
Paul J. Lytle	811,200	162,240	18,046	74,696	1,066,182
Shelley P.M. Fussey	642,000	112,350	10,827	29,302	794,479
Joseph S. Shan	618,000	108,150	10,827	74,458	811,435
Mark R. Ziebell	723,840	126,672	10,827	74,596	935,935

______________

(1)	Represents payment of base salary for a period of thirty-six (36) months for Mr. King and twenty-four (24) months for Mr. Lytle, Dr. Fussey, Mr. Shan and Mr. Ziebell.
(2)	The payment of a Target Bonus to the Named Executive Officer is at the discretion of the Board of Directors. A Target Bonus is equal to a percentage of the Named Executive Officer’s annual base salary as follows: Mr. King – 60%; Mr. Lytle – 40%; Dr. Fussey – 35%; Mr. Shan – 35%; and Mr. Ziebell – 35%. The above assumes that the Board of Directors authorized the payment of the full Target Bonus to each executive for the fiscal year.
(3)	Amount calculated by multiplying the number of unvested shares subject to accelerated vesting under outstanding stock options by the difference between $4.31 (the closing price per share of our common stock on the last trading day of the fiscal year ended April 30, 2017) and the exercise price per share of the underlying stock option in connection with a change-in-control event. These amounts, if any, do not correspond to the actual value that may be recognized by each Named Executive Officer as there can be no assurance that the options will ever be exercised or that the value on exercise will be equal to the amounts shown in this column.
(4)	Represents estimated payments to reimburse executive’s monthly benefits premiums for continued group health, dental, and vision benefits in addition to premiums for disability and term life insurance during the severance period of thirty-six (36) months for Mr. King and twenty-four (24) months for Mr. Lytle, Dr. Fussey, Mr. Shan and Mr. Ziebell. Amounts were calculated based on current premiums paid for executive’s benefits.

Payments upon Death or Disability

In the event of the death or disability, as defined in the employment agreements, of a Named Executive Officer, the Company will not pay any further compensation or benefits after such event other than the payment by the Company of group insurance benefits previously provided to our Named Executive Officers for a period of twelve (12) months, in the case of Mr. King, Mr. Lytle and Mr. Ziebell, and nine (9) months, in the case of Dr. Fussey and Mr. Shan. Amounts were calculated based on current premiums paid for executive’s benefits as follows:

Named Executive Officer	Group Benefits ($)
Steven W. King	36,756
Paul J. Lytle	37,348
Shelley P.M. Fussey	10,988
Joseph S. Shan	27,922
Mark R. Ziebell	37,298

Payments upon Executive’s Voluntary Resignation with Extended Notice Period

In the event that a Named Executive Officer voluntarily resigns, and in connection therewith provides ninety (90) days’ advance written notice (the “Extended Notice Period”) to the Company, and provided the executive shall have been employed by the Company for a period of at least five (5) years (in the case of Dr. Fussey, Mr. Shan and Mr. Ziebell), the Company will pay the Named Executive Officer’s base salary then in effect and shall continue to provide other contractual benefits including group insurance benefits during the Extended Notice Period and for a period of nine (9) months in the case of Mr. King and six (6) months in the case of the other Named Executive Officers after the Extended Notice Period provided the executive makes themselves telephonically available to the Board of Directors and the Company’s executive team for up to two (2) hours per week.

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Compensation Committee Interlocks and Insider Participation

During the fiscal year ended April 30, 2017, the following non-employee directors served on the Compensation Committee of the Board of Directors: Messrs. Carlton M. Johnson, Jr., David H. Pohl and Eric S. Swartz. The current members of the Compensation Committee are Dr. Joseph Carleone (chairman of the committee), Mr. Richard B. Hancock and Mr. Gregory P. Sargen. There are not currently, and during the fiscal year ended April 30, 2017, there were not any, interlocks of executive officers or directors of the Company serving on the compensation committee or equivalent committee of another entity, which has any director or executive officer serving on the Compensation Committee, other committees or the Board of Directors.

Certain Relationships and Related Transactions

Except for the compensation arrangements between us and our executive officers and directors described above under “Compensation Discussion and Analysis,” since May 1, 2016, we have not been a party to any transactions involving more than $120,000 and in which any director, nominee for director, executive officer, holder of more than 5% of our common stock or any immediate family member of the foregoing has a direct or indirect material interest, nor are any such transactions currently proposed.

The Audit Committee’s charter requires that it review and approve any related-party and conflicts of interest transactions. In considering related-party transactions, the Audit Committee would consider the relevant available facts and circumstances, including, but not limited to, (i) the risks, costs and benefits to us, (ii) the impact on a director’s independence in the event the related party is a director, immediate family member of a director or an entity with which a director is affiliated, (iii) the terms of the transaction, (iv) the availability of other sources for comparable services or products, and (v) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. In determining whether to approve, ratify or reject a related-party transaction, the Audit Committee evaluates whet her, in light of known circumstances, the transaction is in, or is inconsistent with, our best interests and those of our stockholders.

Compensation Committee Report

The Report of the Compensation Committee of the Board of Directors shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee of our Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation Committee of the Board of Directors

Eric S. Swartz (Former Chairman and Former Member of the Board)

Carlton M. Johnson, Jr. (Former Member of the Board)

David H. Pohl (Former Member of the Board)

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Proposal No. 4:
Advisory Vote On The Frequency Of An Advisory Vote On Executive Compensation (“Say-On-Pay Frequency Vote”)

Background

Pursuant to Section 14A of the Exchange Act, we are asking our stockholders to provide their input with regard to the frequency of future non-binding stockholder votes on our executive compensation programs, such as the proposal contained in Proposal No. 3 of this Proxy Statement. In particular, we are asking whether the non-binding vote on executive compensation should occur every year, every two years or every three years. Currently, the non-binding vote on executive compensation occurs every year.

Summary

Our Board of Directors has determined that an annual advisory vote on executive compensation is the most appropriate alternative for Peregrine. The Board’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. As part of the annual review process, the Board believes that stockholder sentiment should be a factor that is taken into consideration by the Board and the Compensation Committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the Proxy Statement every year. Accordingly, our Board recommends that the advisory vote on executive compensation be held every year.

You may cast your vote by choosing the option of one year, two years or three years or abstain from voting when you vote on the resolution set forth below.

Resolution

“RESOLVED, that the stockholders of the Company determine, on an advisory basis, that the frequency with which the stockholders of the Company wish to have an advisory vote on the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the Summary Compensation Table, and the related tables and disclosure) is:

•	Choice 1 –one year (recommended by the Board of Directors);
•	Choice 2 –two years;
•	Choice 3 –three years; or
•	Choice 4 – abstain from voting

Required Vote

A plurality of the shares of common stock present in person or represented by proxy at the 2017 Annual Meeting and entitled to vote is required to approve, on a non-binding basis, the frequency of a non-binding vote on the compensation of our Named Executive Officers. Thus, the choice receiving the highest number of votes will be considered the frequency recommended by stockholders.

Abstentions and broker non-votes will not have any effect on the outcome of this proposal because neither an abstention nor a broker non-vote represents a vote cast.

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The “say-on-pay” frequency vote is advisory, and therefore not binding on the Company, the Board of Directors or the Compensation Committee. The Board may decide that it is in the best interests of our stockholders and the Company to hold future advisory resolutions to approve named executive officer compensation more or less frequently than the option approved by our stockholders. However, the Board of Directors and the Compensation Committee will consider the outcome of the vote in determining the frequency with which it will hold the non-binding vote on executive compensation.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE CHOICE OF “ONE YEAR” AS THE FREQUENCY WITH WHICH THE COMPANY SHOULD PROVIDE ITS STOCKHOLDERS WITH THE OPPORTUNITY TO CAST A “SAY-ON-PAY” ADVISORY VOTE WITH RESPECT TO THIS PROPOSAL NO. 4.

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Equity Compensation Plan Information

We currently maintain six equity compensation plans: the 2002 Stock Incentive Plan (the “2002 Plan”), the 2003 Stock Incentive Plan (the “2003 Plan”), the 2005 Stock Incentive Plan (the “2005 Plan”), the 2009 Stock Incentive Plan (the “2009 Plan”), the 2010 Stock Incentive Plan (the “2010 Plan”) and the 2011 Stock Incentive Plan, as amended on October 15, 2015 (the “2011 Plan”), in addition to which we maintain our Employee Stock Purchase Plan. The 2003 Plan, 2005 Plan, 2009 Plan, 2010 Plan and 2011 Plan, as well as the Employee Stock Purchase Plan, were approved by our stockholders, while we did not submit the 2002 Plan for stockholder approval.

The 2002 Plan, which expired in June 2012, was a broad-based non-qualified stock option plan for the issuance of up to 85,714 options. The 2002 Plan provided for the granting of options to purchase shares of our common stock at prices not less than the fair market value of our common stock at the date of grant and generally expired ten years after the date of grant. No additional options can be granted under the expired 2002 Plan, however, the terms of the 2002 Plan remain in effect with respect to outstanding options granted under the 2002 Plan until they are exercised, canceled or expired.

The following table sets forth certain information as of April 30, 2017 concerning our common stock that may be issued upon the exercise of options or pursuant to purchases of stock under all of our equity compensation plans approved by stockholders and equity compensation plans not approved by stockholders in effect as of April 30, 2017:

Plan Category	(a) Number of Securities to be Issued Upon the Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($/share)	(c) Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders (1)	4,050,332		8.72	1,549,324
Equity compensation plans not approved by stockholders (1)	31,216	(2)	14.79	–
Employee Stock Purchase Plan approved by stockholders (1)	–		–	1,359,736
Total	4,081,548	(3)	8.77 (4)	2,909,060

_______________

(1)	All share and per share amounts of our common stock for all periods presented have been retroactively adjusted to reflect the one-for-seven reverse stock split of our issued and outstanding common stock, which took effect on July 10, 2017 (as described in Note 1 “Organization and Business Description” in our Annual Report on Form 10-K for the fiscal year ended April 30, 2017, as filed with the SEC on July 14, 2017).
(2)	Includes 5,130 options granted in a previous fiscal year from our 2002 Plan to one of our named executive officers.
(3)	Represents shares to be issued upon the exercise of outstanding options. There were no shares of common stock subject to restricted stock awards as of April 30, 2017.
(4)	Represents the weighted-average exercise price of outstanding options.

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Other Matters

Other Matters

Neither the Board of Directors nor the management knows of any other business to be presented at the 2017 Annual Meeting, but if other matters do properly come before the 2017 Annual Meeting, it is intended that the persons named on the proxy card will vote on those matters in accordance with their best judgment.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K, as filed with the SEC (exclusive of Exhibits), will be furnished by first class mail, within one business day of receipt of request, without charge to any person from whom the accompanying proxy is solicited upon written request to Peregrine Pharmaceuticals, Inc., Attention: Corporate Secretary, 2642 Michelle Drive, Tustin, California 92780. If Exhibit copies are requested, a copying charge of $.20 per page will be made. In addition, all of the Company’s public filings, including the Annual Report on Form 10-K, can be found on our website at www.peregrineinc.com.

By Order of the Board of Directors

/s/ Mark R. Ziebell
Mark R. Ziebell
Vice President, General Counsel and
Corporate Secretary

December 7, 2017

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PEREGRINE PHARMACEUTICALS, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

Bring this admission ticket with you to the meeting on January 18, 2018. Do not mail.

This admission ticket admits you to the meeting. You will not be let into the meeting without an admission ticket or other proof of stock ownership as of November 27, 2017, the record date.

ADMISSION TICKET

PEREGRINE PHARMACEUTICALS, INC.
2017 Annual Meeting of Stockholders

January 18, 2018
10:00 a.m. Pacific Standard Time
14191 Myford Road

Tustin, California 92780

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be Held on January 18, 2018:

The proxy statement and 2017 annual report to stockholders are available at www.proxyvote.com.

PEREGRINE PHARMACEUTICALS, INC.
This Proxy is Solicited on Behalf of the Board of Directors
For the 2017 Annual Meeting of Stockholders
To Be Held Thursday, January 18, 2018, at 10:00 a.m. PST

The undersigned hereby appoints Roger J. Lias, Ph.D. and Paul J. Lytle, or any one or all of them, with full power of substitution, attorneys and proxies to represent the undersigned at the annual meeting of stockholders of PEREGRINE PHARMACEUTICALS, INC. to be held on January 18, 2018 and at any adjournment or postponement thereof, with all the power which the undersigned would possess if personally present and to vote, as specified on the reverse side, all shares of Common Stock which the undersigned may be entitled to vote at said meeting.

IF NO OTHER INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3 AND ONE YEAR FOR PROPOSAL 4 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT AND IN THE DISCRETION OF THE PERSONS NAMED ABOVE IN ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THOSE INSTRUCTIONS.

YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

 Address change/comments:

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(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side